CONSUMERS ENERGY COMPANY
$50,000,000 2.60% First Mortgage Bonds due 2015
$100,000,000 3.21% First Mortgage Bonds due 2017
$100,000,000 3.77% First Mortgage Bonds due 2020
$50,000,000 4.97% First Mortgage Bonds due 2040

Bond Purchase Agreement

Dated as of September 27, 2010

Table of Contents

Page

Section 1.
Section 2.
Section 2.1.
Section 2.2.
Section 3.
Section 4.
Section 4.1.
Section 4.2.
Section 4.3.
Section 4.4.
Section 4.5.
Section 4.6.
Section 4.7.
Section 4.8.
Section 4.9.
Section 4.10.
Section 4.11.
Section 4.12.
Section 4.13.
Section 4.14.
Section 5.
Section 5.1.
Section 5.2.
Section 5.3.
Section 5.4.
Section 5.5.
Section 5.6.
Section 5.7.
Section 5.8.
Section 5.9.
Section 5.10.
Section 5.11.
Section 5.12.
Section 5.13.
Section 5.14.
Section 5.15.
Section 5.16.
Section 5.17.
Section 5.18.
Section 5.19.
Section 6.
Section 6.1.
Section 6.2.
Section 7.
Section 7.1.
Section 7.2.
Section 7.3.
Section 8.
Section 9.
Section 10.
Section 10.1.
Section 10.2.
Section 11.
Section 12.
Section 12.1.
Section 12.2.
Section 12.3.
Section 12.4.
Section 13.
Section 14.
Section 15.
Section 16.
Section 17.
Section 17.1.
Section 17.2.
Section 17.3.
Section 17.4.
Section 17.5.
Section 17.6.
Section 17.7.
Section 17.8.
Authorization of Bonds
Sale and Purchase of Bonds; Security for the Bonds
Sale and Purchase of Bonds
Security for the Bonds
Execution; Closing
Conditions to Closing
Representations and Warranties
Performance; No Default
Compliance Certificates
Opinions of Counsel
Purchase Permitted By Applicable Law, Etc.
Sale of Bonds
Payment of Special Counsel Fees
Private Placement Numbers
Changes in Corporate Structure
Funding Instructions
Indenture Matters
Federal Energy Regulatory Commission Authorization
Consent of Holders of Other Securities
Proceedings and Documents
Representations and Warranties of the Company
Organization; Power and Authority
Authorization, Etc.
Disclosure
Organization and Ownership of Shares of Subsidiaries; Affiliates
Financial Statements; Material Liabilities
Compliance with Laws, Other Instruments, Etc.
Governmental Authorizations, Etc.
Litigation; Observance of Agreements, Statutes and Orders
Taxes
Title to Property; Leases
Licenses, Permits, Etc.
Compliance with ERISA
Private Offering by the Company
Use of Proceeds; Margin Regulations
Indebtedness
Foreign Assets Control Regulations, Etc.
Status under Certain Statutes
Environmental Matters
Indenture Matters
Representations of the Purchasers
Purchase for Investment
Source of Funds
Information as to the Company
Financial and Business Information
Officer’s Certificate
Visitation
Form of Supplemental Indenture
Payments on Bonds
Expenses, Etc.
Transaction Expenses
Survival
Survival of Representations and Warranties; Entire Agreement
Amendment and Waiver
Requirements
Solicitation of Holders
Binding Effect, Etc.
Bonds Held by Company, Etc.
Notices
Reproduction of Documents
Confidential Information
Substitution of Purchaser
Miscellaneous
Successors and Assigns
Payments Due on Non-Business Days
Accounting Terms
Severability
Construction, Etc.
Counterparts
Governing Law
Jurisdiction and Process; Waiver of Jury Trial

Schedule A Schedule B Schedule 5.3 Schedule 5.4 Schedule 5.5 Schedule 5.15 Exhibit 2.2 Exhibit 4.4(a) Exhibit 4.4(b)	— — — — — — — — —	Information Relating to Purchasers
Defined Terms
Disclosure Materials
Subsidiaries of the Company and Ownership of Subsidiary Stock
Financial Statements
Existing Indebtedness
Form of Supplemental Indenture (Including Form of Bonds)
Form of Opinion of Counsel for the Company
Form of Opinion of Special Counsel for the Purchasers

Consumers Energy Company
One Energy Plaza
Jackson, Michigan 49201
$50,000,000 2.60% First Mortgage Bonds due 2015
$100,000,000 3.21% First Mortgage Bonds due 2017
$100,000,000 3.77% First Mortgage Bonds due 2020
$50,000,000 4.97% First Mortgage Bonds due 2040

Dated as of September 27, 2010

To Each of the Purchasers Listed in Schedule A:

Ladies and Gentlemen:

Consumers Energy Company, a Michigan corporation (the “Company”), agrees with each of the purchasers whose names appear at the end of this Agreement (each, a “Purchaser” and, collectively, the “Purchasers”) as follows:

Section 1. Authorization of Bonds. The Company has authorized the issue and sale of $50,000,000 aggregate principal amount of its 2.60% First Mortgage Bonds due 2015 (the “2015 Bonds”), $100,000,000 aggregate principal amount of its 3.21% First Mortgage Bonds due 2017 (the “2017 Bonds”), $100,000,000 aggregate principal amount of its 3.77% First Mortgage Bonds due 2020 (the “2020 Bonds”) and $50,000,000 aggregate principal amount of its 4.97% First Mortgage Bonds due 2040 (the “2040 Bonds” and, together with the 2015 Bonds, the 2017 Bonds and the 2020 Bonds, the “Bonds”, all such terms to include any bonds issued in substitution therefor pursuant to the Indenture) on the terms and conditions set forth in this Agreement. Capitalized terms used in this Agreement are defined or otherwise cross-referenced in Schedule B. References to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement. References to a “Section” are, unless otherwise specified, to a Section of this Agreement.

Section 2. Sale and Purchase of Bonds; Security for the Bonds.

Section 2.1. Sale and Purchase of Bonds. Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser, and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Bonds in the respective principal amounts specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations under this Agreement are several and not joint obligations, and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser under this Agreement.

Section 2.2. Security for the Bonds. The Bonds are to be issued under and secured by that certain Indenture dated as of September 1, 1945 between the Company and The Bank of New York Mellon (ultimate successor to City Bank Farmers Trust Company), as trustee (the “Trustee”), as supplemented and amended by various supplemental indentures and as to be supplemented by the 113th Supplemental Indenture, to be dated as of the Closing Date (the “Supplemental Indenture”), which will be substantially in the form attached to this Agreement as Exhibit 2.2, establishing the terms of the Bonds (as so supplemented, the “Indenture”). The Bonds shall be substantially in the form set out in Exhibit 2.2.

The Bonds will be dated the Closing Date, will bear interest from and including the Closing Date and will be in denominations of $100,000 or any integral multiple thereof. Interest on the Bonds will be computed on the basis of a 360-day year consisting of twelve 30-day months. The 2015 Bonds will bear interest at a rate of 2.60% per year, the 2017 Bonds will bear interest at a rate of 3.21% per year, the 2020 Bonds will bear interest at a rate of 3.77% per year, and the 2040 Bonds will bear interest at a rate of 4.97% per year, in each case payable semi-annually in arrears on April 15 and October 15 of each year, commencing on April 15, 2011, and at the date of maturity. The Bonds will bear interest on overdue principal and (to the extent permitted by law) overdue installments of interest at the rate set forth in the Indenture. The 2015 Bonds will mature on October 15, 2015, the 2017 Bonds will mature on October 15, 2017, the 2020 Bonds will mature on October 15, 2020, and the 2040 Bonds will mature on October 15, 2040.

The Indenture creates and will create a direct first Lien on and a first security interest in the property and property rights of the Company described in the Indenture as being subjected to the Lien of the Indenture (subject to such exceptions as are permitted under the Indenture), except such property and property rights as may have been released from the Lien of the Indenture in accordance with the terms of the Indenture.

Section 3. Execution; Closing. The execution and delivery of this Agreement will be made at the offices of Pillsbury Winthrop Shaw Pittman LLP, 1540 Broadway, New York, NY 10036-4039, on the date first set forth above (the “Execution Date”). The sale and purchase of the Bonds to be purchased by each Purchaser shall occur at the offices of Pillsbury Winthrop Shaw Pittman LLP, 1540 Broadway, New York, NY 10036-4039, at 10:00 a.m., New York City time, at a closing (the “Closing”) on October 15, 2010 or on such other Business Day on or prior to such date as may be agreed upon by the Company and the Purchasers. At the Closing the Company shall cause to be duly executed, authenticated and delivered to each Purchaser the Bonds to be purchased by such Purchaser in the form of a single Bond in respect of the 2015 Bonds, a single Bond in respect of the 2017 Bonds, a single Bond in respect of the 2020 Bonds and a single Bond in respect of the 2040 Bonds (or, in each case, such greater number of Bonds in denominations of at least $100,000 as such Purchaser may request) dated the Closing Date and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds to the account specified by the Company in accordance with Section 4.10. If at the Closing the Company shall fail to tender such Bonds to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s reasonable satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such non-fulfillment. If at the Closing any Purchaser shall fail to purchase any Bonds that it is obligated to purchase under this Agreement, then another Institutional Investor approved by the Company may purchase the Bonds scheduled to be purchased by the defaulting Purchaser at the Closing; provided, however, that no such replacement of a defaulting Purchaser shall be deemed to waive any rights or remedies that the Company may have against such defaulting Purchaser by reason of such failure.

Section 4. Conditions to Closing. Each Purchaser’s obligation to execute and deliver this Agreement on the Execution Date, and each Purchaser’s obligation to purchase and pay for the Bonds to be sold to such Purchaser at the Closing, is subject to the fulfillment to such Purchaser’s reasonable satisfaction, prior to or at the Closing, of the following conditions:

Section 4.1. Representations and Warranties. The representations and warranties of the Company in this Agreement shall be correct when made on the Execution Date and at the time of the Closing (except with respect to representations and warranties made as of a specific date, in which case they shall be correct as of such date).

Section 4.2. Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement and the Indenture required to be performed or complied with by it prior to or at the Closing, and, after giving effect to the issue and sale of the Bonds (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary, if applicable, shall have entered into any transaction since the date of the Memorandum that would have been prohibited by the Indenture.

Section 4.3. Compliance Certificates.

(a) Officer’s Certificate. The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the Closing Date, certifying that the conditions specified in Section 4.1, Section 4.2, Section 4.9 and Section 4.11 have been fulfilled.

(b) Secretary’s Certificate. The Company shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the Closing Date, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Bonds, the Indenture and this Agreement.

Section 4.4. Opinions of Counsel. Such Purchaser shall have received opinions in form and substance reasonably satisfactory to such Purchaser, dated the Closing Date, (a) from Shelley J. Ruckman, Assistant General Counsel of the Company, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated by this Agreement as such Purchaser or its counsel may reasonably request (and the Company hereby instructs such counsel to deliver such opinion to the Purchasers) and (b) from Pillsbury Winthrop Shaw Pittman LLP, the Purchasers’ special counsel in connection with such transactions, covering the matters set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 4.5. Purchase Permitted By Applicable Law, Etc. On the Closing Date, such Purchaser’s purchase of Bonds shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the Execution Date. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6. Sale of Bonds. Contemporaneously with the Closing, the Company shall sell to each Purchaser, and each Purchaser shall purchase, the Bonds to be purchased by such Purchaser at the Closing as specified in Schedule A.

Section 4.7. Payment of Special Counsel Fees. Without limiting the provisions of Section 10.1, the Company shall have paid on or before the Execution Date and the Closing Date the fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least five Business Days prior to the Execution Date and the Closing Date, respectively.

Section 4.8. Private Placement Numbers. Private Placement Numbers issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for the Bonds.

Section 4.9. Changes in Corporate Structure. The Company shall not have changed its jurisdiction of incorporation, changed its organizational structure (as a corporation) or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

Section 4.10. Funding Instructions. At least three Business Days prior to the Closing Date, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company setting forth the wiring instructions specified in Section 3, including (a) the name and address of the transferee bank, (b) such transferee bank’s ABA number and (c) the account name and number into which the purchase price for the Bonds is to be deposited.

Section 4.11. Indenture Matters. The Company shall have furnished to the Trustee the resolutions, certificates and other documentation (and cash, if any) required to be delivered prior to or upon the issuance of the Bonds pursuant to the provisions of the Indenture. The Company shall have duly executed the Bonds and shall have requested the Trustee to authenticate, and the Trustee shall have duly authenticated, the Bonds pursuant to the Indenture. The Company shall be able to comply with all other conditions with respect to the authentication of the Bonds imposed by the Indenture. The Company shall have furnished to such Purchaser a copy of the Supplemental Indenture duly authorized, executed and delivered by the Company and the Trustee. The Company shall: (i) within 10 days after the Closing Date, deliver the Supplemental Indenture in recordable form to the appropriate real estate recording office in all jurisdictions specified in the Supplemental Indenture for recording and deliver to the office of the Secretary of State of the State of Michigan a UCC-1 financing statement relating to the Supplemental Indenture for filing in such office; and (ii) within 25 days after the Closing Date, deliver to such Purchaser a certificate signed by a Responsible Officer certifying that the actions required by the foregoing clause (i) have been taken. The Company shall further provide such Purchaser, as soon as it is available, a copy of the related opinion of counsel contemplated by Section 7.11(i) of the Indenture. To the extent not covered in the opinion described in the previous sentence, the Company shall also provide such Purchaser, concurrently with the furnishing of such opinion, a list of the recording information for all such filings.

Section 4.12. Federal Energy Regulatory Commission Authorization. An appropriate order shall have been entered by the Federal Energy Regulatory Commission under the Federal Power Act authorizing the issuance and sale of the Bonds, and such order shall be in full force and effect.

Section 4.13. Consent of Holders of Other Securities. Any consents or approvals required to be obtained from any holder or holders of any outstanding Security of the Company and any amendments of agreements pursuant to which any Securities may have been issued that shall be necessary to permit the consummation of the transactions contemplated by this Agreement shall have been obtained, and all such consents, approvals or amendments shall be reasonably satisfactory in form and substance to such Purchaser and such Purchaser’s special counsel.

Section 4.14. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

Section 5. Representations and Warranties of the Company. The Company represents and warrants to each Purchaser that:

Section 5.1. Organization; Power and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement, the Indenture and the Bonds and to perform the provisions of this Agreement, the Indenture and the Bonds.

Section 5.2. Authorization, Etc. This Agreement, the Indenture and the Bonds have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution, authentication and delivery thereof each of the Indenture and each Bond will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3. Disclosure. The Company, through its agents, Deutsche Bank Securities Inc., UBS Securities LLC, Banc of America Securities LLC, Barclays Capital Inc. and SunTrust Robinson Humphrey, Inc. (the “Agents”), has delivered to each Purchaser a copy of the Private Placement Memorandum captioned “Consumers Energy Company $300,000,000 First Mortgage Bonds due 2015 to 2020” (the “Memorandum”) relating to the transactions contemplated by this Agreement. The Memorandum fairly describes, in all Material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. This Agreement, the Memorandum and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated by this Agreement and identified in Schedule 5.3, and the financial statements listed in Schedule 5.5, in each case, delivered to each Purchaser prior to the Execution Date (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since December 31, 2009, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth in the Disclosure Documents.

Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates.

(a) Schedule 5.4 contains (except as noted therein) complete and correct lists of (i) the Company’s Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary and (ii) the Company’s directors and senior officers.

(b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

(c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(d) No Subsidiary is a party to, or otherwise subject to, any legal, regulatory, contractual or other restriction (other than this Agreement, any agreements listed on Schedule 5.4 and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

Section 5.5. Financial Statements; Material Liabilities. The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries filed with the SEC listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all Material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule 5.5 and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Company and its Subsidiaries do not have any Material liabilities that are not disclosed in the Disclosure Documents.

Section 5.6. Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Company of this Agreement, the Indenture and the Bonds will not (a) contravene, result in any breach of, constitute a default under, or result in the creation of any Lien (other than the Lien created by the Indenture) in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, organizational document (including, without limitation, corporate charter or bylaws), or any other Material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of its respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

Section 5.7. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority (other than an appropriate order entered by the Federal Energy Regulatory Commission under the Federal Power Act authorizing the issuance and sale of the Bonds, which order has been obtained by the Company and shall be in full force and effect as of the Closing) is required in connection with the execution, delivery or performance by the Company of this Agreement, the Indenture or the Bonds, except such as have been obtained or may be required under state securities or blue sky laws or as contemplated by Section 4.11.

Section 5.8. Litigation; Observance of Agreements, Statutes and Orders.

(a) Except as disclosed in the Disclosure Documents, there are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(b) Except as disclosed in the Disclosure Documents, neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including, without limitation, Environmental Laws or the USA Patriot Act) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Section 5.9. Taxes. The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of federal, state or other taxes for all fiscal periods are adequate. The federal income tax liabilities of the Company and its Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31, 2008.

Section 5.10. Title to Property; Leases. The Company and its Subsidiaries have good and sufficient title, rights of way, easements and/or leasehold interests in or to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by the Indenture. All leases, rights of way, easements and leasehold interests that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all Material respects. With respect to the real property described in the Indenture, the Company is not subject to any mortgage, deed of trust or like Lien instrument other than the Indenture and Liens permitted under the Indenture.

Section 5.11. Licenses, Permits, Etc.

(a) The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others.

(b) To the best knowledge of the Company, no product of the Company or any of its Subsidiaries infringes in any Material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person.

(c) To the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

Section 5.12. Compliance with ERISA.

(a) The Company and each ERISA Affiliate have operated and administered each Plan (and any predecessor Plan) in compliance with all applicable laws except for such instances of non-compliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I of ERISA or Title IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I of ERISA or Title IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) of the Code or Section 412 of the Code or Section 4068 of ERISA, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under Section 4201 of ERISA or Section 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(c) The expected post-retirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification 715-60, without regard to liabilities attributable to continuation coverage mandated by Section 4980B of the Code) of the Company and its Subsidiaries is not expected to have a Material Adverse Effect.

(d) The execution and delivery of this Agreement and the Indenture and the issuance, sale and delivery of the Bonds will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code. The representation by the Company to each Purchaser in the first sentence of this Section 5.12(d) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Bonds to be purchased by such Purchaser.

Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Bonds or any similar Securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 80 other Institutional Investors, each of which has been offered the Bonds at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Bonds to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any state securities or blue sky laws of any applicable jurisdiction.

Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Bonds as set forth on page 1 of the Memorandum. No part of the proceeds from the sale of the Bonds will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). As used in this Section 5.14, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15. Indebtedness.

(a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of June 30, 2010 (including a description of the principal amount outstanding and collateral therefor, if any, and Guaranty thereof, if any). Neither the Company nor any Subsidiary is in default, and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary, and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) Neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or acquired after the Execution Date, to be subject to a Lien not prohibited by the Indenture.

(c) Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including, without limitation, its charter or other organizational document) that limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as specifically indicated in Schedule 5.15.

Section 5.16. Foreign Assets Control Regulations, Etc.

(a) Neither the sale of the Bonds by the Company nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

(b) Neither the Company nor any Subsidiary (i) is a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of Executive Order No. 13,224 of September 23, 2001, Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism, 66 U.S. Fed. Reg. 49079 (2001), as amended, or (ii) engages in any dealings or transactions, or is otherwise associated, with any such Person. The Company and its Subsidiaries are in compliance, in all Material respects, with the USA Patriot Act.

(c) No part of the proceeds from the sale of the Bonds will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, assuming in all cases that such United States Foreign Corrupt Practices Act of 1977, as amended, applies to the Company.

Section 5.17. Status under Certain Statutes. Neither the Company nor any Subsidiary is an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended. Neither the Company nor any Subsidiary is subject to regulation under the ICC Termination Act of 1995, as amended.

Section 5.18. Environmental Matters. Except as disclosed in the Disclosure Documents:

(a) Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(b) Neither the Company nor any Subsidiary has knowledge of any facts that would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(c) Neither the Company nor any Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect.

(d) All buildings on all real properties now owned, leased or operated by the Company or any Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

Section 5.19. Indenture Matters. None of the execution or delivery of this Agreement, the Indenture or the Bonds or the consummation of the transactions contemplated by this Agreement, the Indenture or the Bonds, including the issuance, sale or delivery of the Bonds, will require the qualification of the Indenture under the Trust Indenture Act. The Company has good and marketable title to all its important properties described in the Memorandum and to substantially all other real estate and property specifically described in the Indenture as subject to the Lien of the Indenture except (a) that released or retired in accordance with the provisions of the Indenture, (b) leased offices, garages and service buildings, (c) certain electric substations and gas regulator stations and other facilities erected on sites under leases, easements, permits or contractual arrangements, (d) certain pollution control facilities, which are subject to security interests granted to various municipalities and economic development corporations under installment sales contracts, (e) as to electric and gas transmission and distribution lines, many of such properties are constructed on rights-of-way by virtue of franchises or pursuant to easements only, and (f) as to certain gas storage fields, the Company’s interest in certain of the gas rights and rights of storage and other rights incidental thereto are in the nature of an easement or leasehold interest only. As of the Closing Date, the Indenture will constitute, as security for the Bonds, a valid direct first mortgage Lien on the real estate, property and franchises, subject only to excepted encumbrances as defined in the Indenture and except as otherwise expressly stated in the Indenture and subject to Michigan Compiled Laws Annotated Section 324.20138, which provides under certain circumstances for the creation of priority Liens on property of the Company in favor of the State of Michigan covering reimbursement for any expense incurred in a response activity under the Michigan Environmental Response Act. The Indenture is effective to create the Lien intended to be created by the Indenture. Real estate, property or franchises in the State of Michigan described in the Indenture acquired after the Closing by the Company will become subject to the Lien of the Indenture, at the time of acquisition, subject to Liens existing thereon at the time of acquisition, and subject to excepted encumbrances, and subject to any necessary filing and recording before the intervention of any Lien not expressly excepted thereby, and subject to the qualification above with respect to the enforceability of the Indenture. The Bonds and all other obligations under this Agreement will be direct and secured obligations of the Company ranking pari passu as against the assets of the Company subject to the Lien of the Indenture with all other present and future first mortgage bonds of the Company issued and outstanding under the Indenture.

Section 6. Representations of the Purchasers.

Section 6.1. Purchase for Investment. Each Purchaser severally represents that (a) it is an “accredited investor” within the meaning of Rule 501(a)(1), (3) or (7) under the Securities Act and (b) it is purchasing the Bonds for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Bonds have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Bonds under the Securities Act or to list the Bonds on any national securities exchange.

Section 6.2. Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Bonds to be purchased by such Purchaser under this Agreement:

(a) the Source is an “insurance company general account” (within the meaning of PTE 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile;

(b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account;

(c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1, or (ii) a bank collective investment fund, within the meaning of PTE 91-38, and, except as disclosed by such Purchaser to the Company in writing pursuant to this Section 6.2(c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund;

(d) the Source constitutes assets of an “investment fund” (within the meaning of Part V of the QPAM Exemption) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part V of the QPAM Exemption), no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and Part I(g) of the QPAM Exemption are satisfied, as of the last day of its most recent calendar quarter, (x) such QPAM does not own a 10% or more interest in the Company and (y) no Person controlling or controlled by the QPAM (applying the definition of “control” in Section V(e) of the QPAM Exemption) owns a 20% or more interest in the Company (or less than 20% but greater than 10%, if such Person exercises control over the management or policies of the Company by reason of its ownership interest) and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this Section 6.2(d);

(e) the Source constitutes assets of a “plan(s)” (within the meaning of Section IV of the INHAM Exemption) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM Exemption), the conditions of Part I(a), Part I(g) and Part I(h) of the INHAM Exemption are satisfied, neither the INHAM nor a Person controlling or controlled by the INHAM (applying the definition of “control” in Section IV(d) of the INHAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this Section 6.2(e);

(f) the Source is a governmental plan;

(g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this Section 6.2(g); or

(h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms “employee benefit plan”, “governmental plan” and “separate account” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

Section 7. Information as to the Company.

Section 7.1. Financial and Business Information. The Company shall deliver to each Holder that is an Institutional Investor:

(a) Quarterly Statements — within 55 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), a copy of:

(i) an unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of such quarter; and

(ii) unaudited consolidated statements of income, changes in stockholder’s equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all Material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company’s Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a), provided, further, that the Company shall be deemed to have made such delivery of such Quarterly Report on Form 10-Q if it shall have timely made such Quarterly Report on Form 10-Q available on “EDGAR” or available on the web site of its parent company on the worldwide web (at the Execution Date located at: http//www.cmsenergy.com) (such availability thereof being referred to as “Electronic Delivery”);

(b) Annual Statements — within 75 days after the end of each fiscal year of the Company, a copy of:

(i) a consolidated balance sheet of the Company and its Subsidiaries as of the end of such year; and

(ii) consolidated statements of income, changes in stockholder’s equity and cash flows of the Company and its Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of an independent registered public accounting firm of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accounting firm in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and provided that the delivery within the time period specified above of the Company’s Annual Report on Form 10-K for such fiscal year (together with the Company’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Securities Exchange Act of 1934, as amended from time to time) prepared in accordance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(b), provided, further, that the Company shall be deemed to have made such delivery of such Annual Report on Form 10-K if it shall have timely made Electronic Delivery thereof;

(c) SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, circular, notice, proxy statement or similar document sent by the Company or any Subsidiary to its principal lending banks (excluding information sent to such principal lending banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or to its public securities holders generally, provided that the Company shall be deemed to have made such delivery if it shall have timely made Electronic Delivery, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such Holder), each prospectus and all amendments thereto filed by the Company or any Subsidiary with the SEC and all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material, provided that the Company shall be deemed to have made such delivery if it shall have timely made Electronic Delivery;

(d) Notice of Default or Event of Default — promptly, and in any event within five Business Days after a Senior Financial Officer or any other officer of the Company with responsibility for the administration of the relevant portion of the Indenture becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed Default under the Indenture, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(e) ERISA Matters — promptly, and in any event within five Business Days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(i) with respect to any Plan, any reportable event, as defined in Section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the Execution Date;

(ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I of ERISA or Title IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I of ERISA or Title IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

(f) Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

(g) Certain Notices Under the Indenture — true, correct and complete copies of any notices delivered by the Company directly to any holder of first mortgage bonds pursuant to the terms and provisions of the Indenture; and

(h) Requested Information — with reasonable promptness, such other Material data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations under this Agreement, the Indenture and the Bonds as from time to time may be reasonably requested by any such Holder, including, without limitation, such information as is required by Rule 144A under the Securities Act to be delivered to any prospective transferee of the Bonds.

Section 7.2. Officer’s Certificate. Each set of financial statements delivered to a Holder pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer setting forth a statement that such Senior Financial Officer has reviewed the relevant terms of this Agreement and the Indenture and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto (which, in the case of Electronic Delivery of any such financial statements, shall be by separate concurrent delivery of such certificate to each Holder (which may be effected by separate concurrent electronic delivery thereof)).

Section 7.3. Visitation. The Company shall permit the representatives of each Holder that is an Institutional Investor:

(a) No Default — if no Default or Event of Default then exists, at the expense of such Holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s Senior Financial Officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent registered public accounting firm, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

(b) Default — if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent registered public accounting firm (and by this provision the Company authorizes said accounting firm to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

(c) Confidentiality — notwithstanding the foregoing provisions of this Section 7.3, the Company shall not be obligated to permit any such Holder to so visit, discuss, inspect, examine or make copies and extracts unless such Holder shall have executed a confidentiality agreement in form and substance reasonably satisfactory to the Company (it being understood that the provisions of Section 15 shall constitute provisions reasonably satisfactory for this purpose).

Section 8. Form of Supplemental Indenture. Each Purchaser, by its purchase of the Bonds to be sold to such Purchaser at the Closing, consents and agrees to the form and content of the Supplemental Indenture.

Section 9. Payments on Bonds. So long as any Purchaser or its nominee shall be a Holder, and notwithstanding anything contained in the Indenture or such Holder’s Bond(s) to the contrary, the Company will pay or cause to be paid all sums becoming due on such Bond(s) for principal, premium, if any, and interest by the method and at the address specified for such purpose below such Purchaser’s name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Bond(s) or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Bond, such Purchaser shall surrender such Bond for cancellation, reasonably promptly after any such request, to the Trustee at the place of payment designated pursuant to the Indenture. Prior to any sale or other disposition of any Bond held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Bond to the Company or the Trustee in exchange for a new Bond or Bonds pursuant to the Indenture. The Company will afford the benefits of this Section 9 to any Institutional Investor that is the direct or indirect transferee of any Bond purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Bond as the Purchasers have made in this Section 9.

Section 10. Expenses, Etc.

Section 10.1. Transaction Expenses. Whether or not the transactions contemplated by this Agreement are consummated, the Company will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers and each other Holder in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Indenture or the Bonds (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Indenture or the Bonds or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Indenture or the Bonds, or by reason of being a Holder; (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated by this Agreement, the Indenture and the Bonds; and (c) the cost of obtaining Private Placement Numbers issued by Standard & Poor’s CUSIP Service Bureau for the Bonds. The Company will pay, and will save each Purchaser and each other Holder harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other Holder in connection with its purchase of the Bonds). Notwithstanding the foregoing, the Company shall not be required to pay any costs or expenses of a Purchaser if such Purchaser shall have failed to purchase any Bonds that it is obligated to purchase under this Agreement.

Section 10.2. Survival. The obligations of the Company under this Section 10 will survive the payment or transfer of any Bond, the enforcement, amendment or waiver of any provision of this Agreement, the Indenture or the Bonds, and the termination of this Agreement.

Section 11. Survival of Representations and Warranties; Entire Agreement. All representations and warranties contained in this Agreement shall survive the execution and delivery of this Agreement, the Indenture and the Bonds, the purchase or transfer by any Purchaser of any Bond or portion thereof or interest therein and the payment of any Bond, and may be relied upon by any subsequent Holder, regardless of any investigation made at any time by or on behalf of such Purchaser or any other Holder. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement or the Indenture shall be deemed representations and warranties of the Company, as of the date made, under this Agreement. Subject to the preceding sentence, this Agreement, the Indenture and the Bonds embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter of this Agreement.

Section 12. Amendment and Waiver.

Section 12.1. Requirements. In addition to and not in limitation of any rights of a Holder to amend or waive any provision of the Indenture or to consent to an amendment or waiver of the Indenture in accordance with the terms of the Indenture, this Agreement may be amended, and the observance of any term of this Agreement may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, Section 2, Section 3, Section 4, Section 5, Section 6 or Section 16, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing, and (b) no such amendment or waiver may, without the written consent of each Holder affected thereby, (i) change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or premium, if any, on, the Bonds, (ii) change the percentage of the principal amount of the Bonds the Holders of which are required to consent to any such amendment or waiver or (iii) amend any of Section 12 or Section 15.

Section 12.2. Solicitation of Holders.

(a) Solicitation. The Company will provide each Holder (irrespective of the amount of Bonds then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such Holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions of this Agreement, the Indenture or the Bonds. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 12 to each Holder promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite percentage of Holders.

(b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any Holder as consideration for or as an inducement to the entering into by any Holder of any waiver or amendment of any of the terms and provisions of this Agreement or the Indenture unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each Holder then outstanding even if (in all cases except for the payment solely of a consent fee) such Holder did not consent to such waiver or amendment.

Section 12.3. Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 12 applies equally to all Holders and is binding upon them and upon each future Holder and upon the Company without regard to whether any Bond has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and any Holder nor any delay in exercising any rights under this Agreement, the Indenture or any Bond shall operate as a waiver of any rights of any Holder. As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

Section 12.4. Bonds Held by Company, Etc. Solely for the purpose of determining whether the Holders of the requisite percentage of the aggregate principal amount of Bonds then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, or have directed the taking of any action provided in this Agreement to be taken upon the direction of the Holders of a specified percentage of the aggregate principal amount of Bonds then outstanding, Bonds directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

Section 13. Notices. All notices and communications provided for under this Agreement shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), (b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by a recognized overnight delivery service (charges prepaid). Any such notice must be sent:

(i) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or nominee shall have specified to the Company in writing;

(ii) if to any other Holder, to such Holder at such address as such Holder shall have specified to the Company in writing;

(iii) if to the Company, to the Company at Consumers Energy Company, One Energy Plaza, Jackson, Michigan 49201, Attention: Treasurer, or at such other address as the Company shall have specified to the Holders in writing; or

(iv) if to the Trustee, to the Trustee at The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, or at such other address as the Trustee shall have specified to the Holders in writing.

Notices under this Section 13 will be deemed given only when actually received.

Section 14. Reproduction of Documents. This Agreement, the Indenture and all documents relating to this Agreement and the Indenture, including, without limitation, (a) consents, waivers and modifications that may be executed after the Execution Date, (b) documents received by any Purchaser at the Closing (except the Bonds themselves), and (c) financial statements, certificates and other information previously or furnished to any Purchaser after the Execution Date, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, microfilm, microcard or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 14 shall not prohibit the Company or any Holder from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

Section 15. Confidential Information. For the purposes of this Section 15, “Confidential Information” means information delivered (either orally or in writing) to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, trustees, officers, employees, agents, attorneys and Affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Bonds), (ii) its financial advisors and other professional advisors or any other Holder who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 15, (iii) any Institutional Investor to which it sells or offers to sell such Bond or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 15), (iv) any Person from which it offers to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 15), (v) any federal or state regulatory authority having jurisdiction over such Purchaser, (vi) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (vii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Bonds, the Indenture and this Agreement. Any Holder (and any employee, representative or other agent of such Holder) may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to the taxpayer relating to such tax treatment and tax structure. The authorization in the immediately preceding sentence is not intended to permit, and does not permit, disclosure of any information not related to the tax treatment or tax structure of the transaction, including, for example, the identities of participants or potential participants and any Confidential Information regarding the operations or finances of the Company and its Subsidiaries. Each Holder, by its acceptance of a Bond, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 15 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any Holder of information required to be delivered to such Holder under this Agreement or requested by such Holder (other than a Holder that is a party to this Agreement or its nominee), such Holder will enter into an agreement with the Company embodying the provisions of this Section 15.

Section 16. Substitution of Purchaser. Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Bonds that it has agreed to purchase pursuant to this Agreement, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 16) shall be deemed to refer to such Affiliate in lieu of such original Purchaser. In the event that such Affiliate is so substituted as a Purchaser under this Agreement and such Affiliate thereafter transfers to such original Purchaser all of the Bonds then held by such Affiliate, upon receipt by the Company of notice of such transfer, any reference to such Affiliate as a “Purchaser” in this Agreement (other than in this Section 16) shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original Holder under this Agreement.

Section 17. Miscellaneous.

Section 17.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties to this Agreement bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent Holder) whether so expressed or not.

Section 17.2. Payments Due on Non-Business Days. Anything in this Agreement, the Indenture or the Bonds to the contrary notwithstanding, any payment of principal of or premium or interest on any Bond that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Bond is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

Section 17.3. Accounting Terms. All accounting terms used in this Agreement that are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided in this Agreement, (a) all computations made pursuant to this Agreement shall be made in accordance with GAAP and (b) all financial statements shall be prepared in accordance with GAAP.

Section 17.4. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction. No right, power or remedy conferred by this Agreement upon any Holder shall be exclusive of any other right, power or remedy referred to in this Agreement or now or after the Execution Date available at law, in equity, by statute or otherwise.

Section 17.5. Construction, Etc. Each covenant contained in this Agreement shall be construed (absent express provision to the contrary) as being independent of each other covenant contained in this Agreement, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision in this Agreement refers to action to be taken by any Person, or that such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person. For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part of this Agreement. The term “property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

Section 17.6. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies of this Agreement, each signed by less than all, but together signed by all, of the parties to this Agreement.

Section 17.7. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

Section 17.8. Jurisdiction and Process; Waiver of Jury Trial.

(a) Each of the Company and each Purchaser irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement. To the fullest extent permitted by applicable law, each of the Company and each Purchaser irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or after the Execution Date have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) The Company consents to process being served by or on behalf of any Holder in any suit, action or proceeding of the nature referred to in Section 17.8(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 13 or at such other address of which such Holder shall then have been notified pursuant to said Section 13. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices under this Agreement shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c) Nothing in this Section 17.8 shall affect the right of any Holder to serve process in any manner permitted by law, or limit any right that the Holders may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d) The parties to this Agreement hereby waive trial by jury in any action brought on or with respect to this Agreement or any other document executed in connection with this Agreement.

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company.

Very truly yours,

CONSUMERS ENERGY COMPANY

By: /s/ Thomas J. Webb
Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

This Agreement is hereby accepted and agreed to as of the date thereof.

AXA EQUITABLE LIFE INSURANCE COMPANY

By: /s/ Amy Judd
Name: Amy Judd
Title: Investment Officer

This Agreement is hereby accepted and agreed to as of the date thereof.

MONY LIFE INSURANCE COMPANY

By: /s/ Amy Judd
Name: Amy Judd
Title: Investment Officer

This Agreement is hereby accepted and agreed to as of the date thereof.

ALLSTATE LIFE INSURANCE COMPANY

By: /s/ Breege A. Farrell
Name: Breege A. Farrell

By: /s/ Jerry D. Zinkula
Name: Jerry D. Zinkula

Authorized Signatories

This Agreement is hereby accepted and agreed to as of the date thereof.

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

By: /s/ Breege A. Farrell
Name: Breege A. Farrell

By: /s/ Jerry D. Zinkula
Name: Jerry D. Zinkula

Authorized Signatories

This Agreement is hereby accepted and agreed to as of the date thereof.

AMERICAN HERITAGE LIFE INSURANCE COMPANY

By: /s/ Breege A. Farrell
Name: Breege A. Farrell

By: /s/ Jerry D. Zinkula
Name: Jerry D. Zinkula

Authorized Signatories

This Agreement is hereby accepted and agreed to as of the date thereof.

AVIVA LIFE AND ANNUITY COMPANY

By: Aviva Investors North America, Inc.,

Its authorized attorney-in-fact

By: /s/ Roger D. Fors
Name: Roger D. Fors
Title: VP-Private Fixed Income

This Agreement is hereby accepted and agreed to as of the date thereof.

COLUMBUS LIFE INSURANCE COMPANY

By: /s/ James J. Vance
Name: James J. Vance
Title: Vice President

By: /s/ Jonathan D. Niemeyer
Name: Jonathan D. Niemeyer
Title: Senior Vice President

This Agreement is hereby accepted and agreed to as of the date thereof.

INTEGRITY LIFE INSURANCE COMPANY

By: /s/ James J. Vance
Name: James J. Vance
Title: Vice President

By: /s/ Richard K. Taulbee
Name: Richard K. Taulbee
Title: Vice President

This Agreement is hereby accepted and agreed to as of the date thereof.

THE LAFAYETTE LIFE INSURANCE COMPANY

By: /s/ Michael F. Donahue
Name: Michael F. Donahue
Title: Vice President

By: /s/ Richard J. Rudman
Name: Richard J. Rudman
Title: Vice President
Attest: /s/ Deborah J. Vargo
Name: Deborah J. Vargo
Title: Senior Vice President, General Counsel, and Corporate Secretary

This Agreement is hereby accepted and agreed to as of the date thereof.

NATIONAL INTEGRITY LIFE INSURANCE COMPANY

By: /s/ James J. Vance
Name: James J. Vance
Title: Vice President

By: /s/ Richard K. Taulbee
Name: Richard K. Taulbee
Title: Vice President

This Agreement is hereby accepted and agreed to as of the date thereof.

THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY

By: /s/ James J. Vance
Name: James J. Vance
Title: Vice President

By: /s/ Jonathan D. Niemeyer
Name: Jonathan D. Niemeyer
Title: Senior Vice President

This Agreement is hereby accepted and agreed to as of the date thereof.

ING USA ANNUITY AND LIFE INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY
ING LIFE INSURANCE AND ANNUITY COMPANY
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

By: ING Investment Management LLC, as Agent

By: /s/ Paul Aronson
Name: Paul Aronson
Title: Vice President

This Agreement is hereby accepted and agreed to as of the date thereof.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By: /s/ Gerald C. Hanrahan
Name: Gerald C. Hanrahan
Title: Managing Director

This Agreement is hereby accepted and agreed to as of the date thereof.

METROPOLITAN LIFE INSURANCE COMPANY

By: /s/ John Tanyeri
Name: John Tanyeri
Title: Director

This Agreement is hereby accepted and agreed to as of the date thereof.

MODERN WOODMEN OF AMERICA

By: /s/ Nick S. Coin
Name: Nick S. Coin
Title: Treasurer and Investment Manager

This Agreement is hereby accepted and agreed to as of the date thereof.

FORETHOUGHT LIFE INSURANCE COMPANY

By: New York Life Investment Management LLC, its Investment Manager

By: /s/ Stuart Ashton
Name: Stuart Ashton
Title: Director

This Agreement is hereby accepted and agreed to as of the date thereof.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By: New York Life Investment Management LLC, its Investment Manager

By: /s/ Stuart Ashton
Name: Stuart Ashton
Title: Director

This Agreement is hereby accepted and agreed to as of the date thereof.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3)

By: New York Life Investment Management LLC, its Investment Manager

By: /s/ Stuart Ashton
Name: Stuart Ashton
Title: Director

This Agreement is hereby accepted and agreed to as of the date thereof.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2)

By: New York Life Investment Management LLC, its Investment Manager

By: /s/ Stuart Ashton
Name: Stuart Ashton
Title: Director

This Agreement is hereby accepted and agreed to as of the date thereof.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)

By: New York Life Investment Management LLC, its Investment Manager

By: /s/ Stuart Ashton
Name: Stuart Ashton
Title: Director

This Agreement is hereby accepted and agreed to as of the date thereof.

NEW YORK LIFE INSURANCE COMPANY

By: /s/ Stuart Ashton
Name: Stuart Ashton
Title: Corporate Vice President

This Agreement is hereby accepted and agreed to as of the date thereof.

SEABRIGHT INSURANCE COMPANY

By: PRIME ADVISORS INC., its Attorney-in-Fact

By: /s/ Scott Sell
Name: Scott Sell
Title: Vice President

This Agreement is hereby accepted and agreed to as of the date thereof.

RIVERSOURCE LIFE INSURANCE COMPANY

By: /s/ Thomas W. Murphy
Name: Thomas W. Murphy
Title: Vice President-Investments

This Agreement is hereby accepted and agreed to as of the date thereof.

STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

By: /s/ Julie Hoyer
Name: Julie Hoyer
Title: Senior Investment Officer

By: /s/ Jeffrey T. Attwood
Name: Jeffrey T. Attwood
Title: Investment Officer

This Agreement is hereby accepted and agreed to as of the date thereof.

STATE FARM LIFE INSURANCE COMPANY

By: /s/ Julie Hoyer
Name: Julie Hoyer
Title: Senior Investment Officer

By: /s/ Jeffrey T. Attwood
Name: Jeffrey T. Attwood
Title: Investment Officer

Schedule A

Information Relating to Purchasers

Name of Purchaser	Principal Amount of 2015 Bonds to be Purchased	Principal Amount of 2017 Bonds to be Purchased	Principal Amount of 2020 Bonds to be Purchased	Principal Amount of 2040 Bonds to be Purchased
AXA Equitable Life Insurance Company	$0	$10,000,000	$15,000,000	$0

1.	Bonds to be registered in the name of AXA Equitable Life Insurance Company

2.	Original Bonds delivered to:

AXA Equitable Life Insurance Company
1290 Avenue of the Americas, 12th Floor
New York, New York 10104
Attention: Neville Hemmings (Treasury Department)
Phone: (212) 314-4103

3.	All payments by wire transfer of immediately available funds to:

2017 Bonds:
The Chase Manhattan Bank, N.A.
Account (s): AXA Equitable Life Insurance Company
4 Chase Metrotech Center
Brooklyn, New York 11245
ABA No.: 021-000021
Bank Account: 037-2-413336
Custody Account: G04657
Face Amount of $10,000,000.00

2020 Bonds:
The Chase Manhattan Bank, N.A.
Account (s): AXA Equitable Life Insurance Company
4 Chase Metrotech Center
Brooklyn, New York 11245
ABA No.: 021-000021
Bank Account: 037-2-417394
Face Amount of $10,000,000.00

Each such wire shall show the name of the Company, the Private Placement Number, the due date of the payment being made and, if such payment is a final payment.

4.	All notices of payments and written confirmations of such wire transfers:

AXA Equitable Life Insurance Company
C/O AllianceBernstein LP
1345 Avenue of the Americas, 37th Floor
New York, New York 10105
Attention: Cosmo Valente
Phone: (212) 969-6384

5.	All other communications:

AXA Equitable Life Insurance Company
C/O AllianceBernstein LP
1345 Avenue of the Americas, 37th Floor
New York, New York 10105
Attention: Terry McCarthy (AllianceBernstein LP)
Phone: (212) 969-1350 6.	Taxpayer identification number: 13-5570651

Schedule A
Information Relating to Purchasers

Name of Purchaser	Principal Amount of 2015 Bonds to be Purchased	Principal Amount of 2017 Bonds to be Purchased	Principal Amount of 2020 Bonds to be Purchased	Principal Amount of 2040 Bonds to be Purchased
MONY Life Insurance Company	$0	$9,000,000	$10,000,000	$0

1.	Bonds to be registered in the name of MONY Life Insurance Company

2.	Original Bonds delivered to:

MONY Life Insurance Company
c/o AXA/Equitable Life Insurance Company
1290 Avenue of the Americas, 12th Floor
New York, New York 10104
Attention: Neville Hemmings (Treasury Department)
Phone: (212) 314-4103

3.	All payments by wire transfer of immediately available funds to:

2017 Bonds:
JP Morgan/Chase
ABA No.: 021-000021
For credit to MONY Life Insurance Company
Account Number: 304-254193
A/C: MONY General Account – G 09463
Face Amount of $9,000,000.00

2020 Bonds:
JP Morgan/Chase
ABA No.: 021-000021
For credit to MONY Life Insurance Company
Account Number: 321-023803
A/C: MONY Closed Block – G 52963
Face Amount of $10,000,000.00

Each such wire shall show the name of the Company, the Private Placement Number, the due date of the payment being made and, if such payment is a final payment.

4.	All notices of payments and written confirmations of such wire transfers:

MONY Life Insurance Company
C/O AllianceBernstein LP
1345 Avenue of the Americas, 37th Floor
New York, New York 10105
Attention: Mike Maher
Phone: (212) 823-2873
Fax: (212) 969-6298

5.	All other communications:

MONY Life Insurance Company
C/O AllianceBernstein LP
1345 Avenue of the Americas, 37th Floor
New York, New York 10105
Attention: Terry McCarthy (AllianceBernstein LP)
Phone: (212) 969-1350 6.	Taxpayer identification number: 13-1632487

Schedule A
Information Relating to Purchasers

Name of Purchaser	Principal Amount of 2015 Bonds to be Purchased	Principal Amount of 2017 Bonds to be Purchased	Principal Amount of 2020 Bonds to be Purchased	Principal Amount of 2040 Bonds to be Purchased
Allstate Life Insurance Company	$0	$25,000,000	$0	$0

1.	Bonds to be registered in the name of Allstate Life Insurance Company

2.	Original Bonds delivered to:

Citibank N.A.
399 Park Avenue
Level B Vault
New York, New York 10022
For Allstate Life Insurance Company/Safekeeping Account No. 846627
Attention: Danny Reyes

3.	All payments by Fedwire transfer of immediately available funds or ACH Payment, identifying the name of the Issuer, the Private Placement Number and the payment as principal, interest or premium, in the format as follows:

Bank: Citibank
ABA #: 021000089
Account Name: Allstate Life Insurance Company Collection Account – PP
Account #: 30547007
Reference: OBI [Insert 9-digit Private Placement No., Credit Name, Coupon, Maturity here], Payment Due Date (MM/DD/YY) and the type and amount of payment being made
For example:
P— (Enter “P” and amount of principal being remitted, for example, P5000000.00) - I— (Enter “I” and amount of interest being remitted, for example, I225000.00)

with sufficient information to identify the source and application of such funds

4.	All notices of scheduled payments and written confirmations of such wire transfers:

Allstate Investments LLC
Investment Operations – Private Placements
3075 Sanders Road, STE G4A
Northbrook, IL 60062-7127
Phone: (847) 402-6672 Private Placements
Fax: (847) 326-7032
E-Mail: PrivateIOD@allstate.com

5.	All other communications, including notice of prepayments, to be sent by email (PrivateCompliance@allstate.com) or hard copy to:

Allstate Investments LLC
Private Placements Department
3075 Sanders Road, STE G3A
Northbrook, IL 60062-7127
Phone: (847) 402-7117
Fax: (866) 226-2806
6.	Taxpayer identification number: 36-2554642

Schedule A
Information Relating to Purchasers

Name of Purchaser	Principal Amount of 2015 Bonds to be Purchased	Principal Amount of 2017 Bonds to be Purchased	Principal Amount of 2020 Bonds to be Purchased	Principal Amount of 2040 Bonds to be Purchased
Allstate Life Insurance Company of New York	$0	$5,000,000	$0	$0

1.	Bonds to be registered in the name of Allstate Life Insurance Company of New York

2.	Original Bonds delivered to:

Citibank N.A.
399 Park Avenue
Level B Vault
New York, New York 10022
For Allstate Life Insurance Company of New York/Safekeeping Account No. 846684
Attention: Danny Reyes

3.	All payments by Fedwire transfer of immediately available funds or ACH Payment, identifying the name of the Issuer, the Private Placement Number and the payment as principal, interest or premium, in the format as follows:

Bank: Citibank
ABA #: 021000089
Account Name: Allstate Life Insurance Company of New York Collection Account
Account #: 30547066
Reference: OBI [Insert 9-digit Private Placement No., Credit Name, Coupon, Maturity here], Payment Due Date (MM/DD/YY) and the type and amount of payment being made
For example:
P— (Enter “P” and amount of principal being remitted, for example, P5000000.00) - I— (Enter “I” and amount of interest being remitted, for example, I225000.00)

with sufficient information to identify the source and application of such funds

4.	All notices of scheduled payments and written confirmations of such wire transfers:

Allstate Investments LLC
Investment Operations – Private Placements
3075 Sanders Road, STE G4A
Northbrook, IL 60062-7127
Phone: (847) 402-6672 Private Placements
Fax: (847) 326-7032
E-Mail: PrivateIOD@allstate.com

5.	All other communications, including notice of prepayments, to be sent by email (PrivateCompliance@allstate.com) or hard copy to:

Allstate Investments LLC
Private Placements Department
3075 Sanders Road, STE G3A
Northbrook, IL 60062-7127
Phone: (847) 402-7117
Fax: (866) 226-2806
6.	Taxpayer identification number: 36-2608394

Schedule A
Information Relating to Purchasers

Name of Purchaser	Principal Amount of 2015 Bonds to be Purchased	Principal Amount of 2017 Bonds to be Purchased	Principal Amount of 2020 Bonds to be Purchased	Principal Amount of 2040 Bonds to be Purchased
American Heritage Life Insurance Company	$0	$3,000,000	$0	$0

1.	Bonds to be registered in the name of American Heritage Life Insurance Company

2.	Original Bonds delivered to:

Citibank N.A.
399 Park Avenue
Level B Vault
New York, New York 10022
For American Heritage Life Insurance Company/Safekeeping Account No. 846928
Attention: Danny Reyes

3.	All payments by Fedwire transfer of immediately available funds or ACH payments, identifying the name of the Issuer, the Private Placement Number and the payment as principal, interest or premium, in the format as follows:

Bank: Citibank
ABA #: 021000089
Account Name: American Heritage Life Insurance Company Bond Collection Account
Account #: 30546936
Reference: OBI [Insert 9-digit Private Placement No., Credit Name, Coupon, Maturity here], Payment Due Date (MM/DD/YY) and the type and amount of payment being made
For example:
P— (Enter “P” and amount of principal being remitted, for example, P5000000.00) - I— (Enter “I” and amount of interest being remitted, for example, I225000.00)

with sufficient information to identify the source and application of such funds

4.	All notices of scheduled payments and written confirmations of such wire transfers:

Allstate Investments LLC
Investment Operations – Private Placements
3075 Sanders Road, STE G4A
Northbrook, IL 60062-7127
Phone: (847) 402-6672 Private Placements
Fax: (847) 326-7032
E-Mail: PrivateIOD@allstate.com

5.	All other communications, including notice of prepayments, to be sent by email (PrivateCompliance@allstate.com) or hard copy to:

Allstate Investments LLC
Private Placements Department
3075 Sanders Road, STE G3A
Northbrook, IL 60062-7127
Phone: (847) 402-7117
Fax: (866) 226-2806
6.	Taxpayer identification number: 59-0781901

Schedule A
Information Relating to Purchasers

Name of Purchaser	Principal Amount of 2015 Bonds to be Purchased	Principal Amount of 2017 Bonds to be Purchased	Principal Amount of 2020 Bonds to be Purchased	Principal Amount of 2040 Bonds to be Purchased
Aviva Life and Annuity Company	$0	$12,000,000	$0	$0

1.	Bonds to be registered in the name of HARE & CO.

2.	Original Bonds delivered to:

The Bank of New York
One Wall Street, 3rd Floor
Window A
New York, New York 10286
FAO: FHLB-ALA-House, A/C #010063

3.	All payments by Federal Funds Wire Transfer to:

The Bank of New York
New York, NY
ABA #021000018
Credit A/C# GLA111566
A/C Name: FHLB House AF5S
Custody Account Name: FHLB-ALA-House
Custody Account Number: 010063

Reference: Please reference the Name of Company, Description of Security, PPN, Due Date and Application (as among principal, make-whole and interest) of the payment being made

4.	All notices of payments and written confirmations of such wire transfers:

PREFERRED REMITTANCE: cash@avivainvestors.com

Aviva Life and Annuity Company
c/o Aviva Investors North America, Inc.
Attn: Cash Management
699 Walnut Street, Suite 1700
Des Moines, IA 50309

5.	All other communications:

PREFERRED REMITTANCE: privateplacements@avivainvestors.com

Aviva Life and Annuity Company
c/o Aviva Investors North America, Inc.
Attn: Private Placements
699 Walnut Street, Suite 1800
Des Moines, IA 50309 6.	Taxpayer identification number: 13-6062916 (HARE & CO.)

Schedule A
Information Relating to Purchasers

Name of Purchaser	Principal Amount of 2015 Bonds to be Purchased	Principal Amount of 2017 Bonds to be Purchased	Principal Amount of 2020 Bonds to be Purchased	Principal Amount of 2040 Bonds to be Purchased
Columbus Life Insurance Company	$1,000,000	$0	$0	$0

1.	Bonds to be registered in the name of HARE & CO

2.	Original Bonds delivered to:

The Bank of New York Mellon
One Wall Street
3rd Floor – Window A
New York, New York 10286
Ref: A/C Number 067067
Columbus Life Insurance Company

3.	All payments by wire transfer of immediately available funds to:

The Bank of New York Mellon
ABA # 021 000 018
Credit A/C # GLA111566
For further credit to A/C # 067067
Re: Cusip 210518 B@4, (Consumers Energy Private Placement)

with sufficient information to identify the source and application of such funds

4.	All notices of payments and written confirmations of such wire transfers:

Columbus Life Insurance Company
400 Broadway, Mail Station 80
Cincinnati, OH 45202
invacctg@wslife.com

5.	All other communications:

Fort Washington Investment Advisors
Suite 1200 – Private Placements
303 Broadway
Cincinnati, OH 45202

email: privateplacements@fortwashington.com
6.	Taxpayer identification number: 13-6062616

Schedule A

Information Relating to Purchasers

Name of Purchaser	Principal Amount of 2015 Bonds to be Purchased	Principal Amount of 2017 Bonds to be Purchased	Principal Amount of 2020 Bonds to be Purchased	Principal Amount of 2040 Bonds to be Purchased
Integrity life insurance company	$4,000,000	$0	$0	$0

1.	Bonds to be registered in the name of HARE & CO

2.	The Bank of New York Mellon

One Wall Street
3rd Floor – Window A
New York, New York 10286
Ref: A/C Number 952701
Integrity Life Insurance Company

3.	All payments by wire transfer of immediately available funds to:

The Bank of New York Mellon
ABA # 021 000 018
Credit A/C # GLA111566
For further credit to A/C # 952701
Re: Cusip 210518 B@4, (Consumers Energy Private Placement)

with sufficient information to identify the source and application of such funds

4.	All notices of payments and written confirmations of such wire transfers:

Integrity Life Insurance Company
400 Broadway, Mail Station 80
Cincinnati, OH 45202
invacctg@wslife.com

5.	All other communications:

Fort Washington Investment Advisors
Suite 1200 – Private Placements
303 Broadway
Cincinnati, OH 45202

email: privateplacements@fortwashington.com
6.	Taxpayer identification number: 13-6062616

Schedule A

Information Relating to Purchasers

Name of Purchaser	Principal Amount of 2015 Bonds to be Purchased	Principal Amount of 2017 Bonds to be Purchased	Principal Amount of 2020 Bonds to be Purchased	Principal Amount of 2040 Bonds to be Purchased
The Lafayette Life Insurance Company	$4,000,000	$0	$0	$0

1.	Bonds to be registered in the name of The Lafayette Life Insurance Company

2.	Original Bonds delivered to:

The Lafayette Life Insurance Company
1905 Teal Road
PO Box 7007
Lafayette, IN 47905
Attn: Tracy Gaylor
Phone: (765) 471-3520

3.	All payments by wire transfer of immediately available funds to:

JPMorgan Chase Bank, Indianapolis, IN
ABA #021000021
Acct #631557105
Acct Name: The Lafayette Life Insurance Company
Re: Cusip 210518 B@4, (Consumers Energy Private Placement)

with sufficient information to identify the source and application of such funds

4.	All notices of payments and written confirmations of such wire transfers:

The Lafayette Life Insurance Company
Attn: Tracy Gaylor
1905 Teal Road
PO Box 7007
Lafayette, IN 47905
Tracy.gaylor@Lafayette.Life.com

5.	All other communications:

Fort Washington Investment Advisors
Suite 1200 – Private Placements
303 Broadway
Cincinnati, OH 45202

email: privateplacements@fortwashington.com
6.	Taxpayer identification number: 35-0457540

Schedule A

Information Relating to Purchasers

Name of Purchaser	Principal Amount of 2015 Bonds to be Purchased	Principal Amount of 2017 Bonds to be Purchased	Principal Amount of 2020 Bonds to be Purchased	Principal Amount of 2040 Bonds to be Purchased
National Integrity Life Insurance Company	$3,000,000	$0	$0	$0

1.	Bonds to be registered in the name of HARE & CO

2.	Original Bonds delivered to:

The Bank of New York Mellon
One Wall Street
3rd Floor – Window A
New York, New York 10286
Ref: A/C Number 952709
National Integrity Life Insurance Company

3.	All payments by wire transfer of immediately available funds to:

The Bank of New York Mellon
ABA # 021 000 018
Credit A/C # GLA111566
For further credit to A/C # 952709
Re: Cusip 210518 B@4, (Consumers Energy Private Placement)

with sufficient information to identify the source and application of such funds

4.	All notices of payments and written confirmations of such wire transfers:

National Integrity Life Insurance Company
400 Broadway, Mail Station 80
Cincinnati, OH 45202
invacctg@wslife.com

5.	All other communications:

Fort Washington Investment Advisors
Suite 1200 – Private Placements
303 Broadway
Cincinnati, OH 45202

email: privateplacements@fortwashington.com
6.	Taxpayer identification number: 13-6062616

Schedule A

Information Relating to Purchasers

Name of Purchaser	Principal Amount of 2015 Bonds to be Purchased	Principal Amount of 2017 Bonds to be Purchased	Principal Amount of 2020 Bonds to be Purchased	Principal Amount of 2040 Bonds to be Purchased
The Western and Southern Life Assurance Company	$12,000,000	$0	$0	$0

1.	Bonds to be registered in the name of HARE & CO

2.	Original Bonds delivered to:

The Bank of New York Mellon
One Wall Street
3rd Floor – Window A
New York, New York 10286
Ref: A/C Number 952623
Western-Southern Life Assurance Company

3.	All payments by wire transfer of immediately available funds to:

The Bank of New York Mellon
ABA # 021 000 018
Credit A/C # GLA111566
For further credit to A/C # 952623
Re: Cusip 210518 B@4, (Consumers Energy Private Placement)

with sufficient information to identify the source and application of such funds

4.	All notices of payments and written confirmations of such wire transfers:

Western-Southern Life Assurance Company
400 Broadway, Mail Station 80
Cincinnati, OH 45202
invacctg@wslife.com

5.	All other communications:

Fort Washington Investment Advisors
Suite 1200 – Private Placements
303 Broadway
Cincinnati, OH 45202

email: privateplacements@fortwashington.com
6.	Taxpayer identification number: 13-6062616

Schedule A

Information Relating to Purchasers

Name of Purchaser	Principal Amount of 2015 Bonds to be Purchased	Principal Amount of 2017 Bonds to be Purchased	Principal Amount of 2020 Bonds to be Purchased	Principal Amount of 2040 Bonds to be Purchased
ING Life Insurance and Annuity Company	$0	$4,900,000	$7,000,000	$0

1.	Bonds to be registered in the name of ING Life Insurance and Annuity Company

2.	Original Bonds delivered to:

The Bank of New York Mellon
One Wall Street
Window A — 3rd Floor
New York, NY 10286
Phone: (212) 635-4926

with a copy to:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Joyce M. Resnick
Fax: 770-690-5385

3.	All payments by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon
ABA#: 021000018

Account: IOC 566/INST’L CUSTODY (for scheduled principal and interest payments)
or IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest)

For further credit to: ILIAC/Acct. 216101
Reference:	210518 B#2 [for 2017 Bonds] 210518 C*5 [for 2020 Bonds]

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made

4.	All notices of payments and written confirmations of such wire transfers:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Operations/Settlements
Fax: (770) 690-4886

5.	All other communications:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements
Fax: (770) 690-5057 6.	Taxpayer identification number: 71-0294708

Schedule A
Information Relating to Purchasers

Name of Purchaser	Principal Amount of 2015 Bonds to be Purchased	Principal Amount of 2017 Bonds to be Purchased	Principal Amount of 2020 Bonds to be Purchased	Principal Amount of 2040 Bonds to be Purchased
ING USA Annuity and Life Insurance Company	$0	$4,200,000	$6,000,000	$0

1.	Bonds to be registered in the name of ING USA Annuity and Life Insurance Company

2.	Original Bonds delivered to:

The Bank of New York Mellon
One Wall Street
Window A — 3rd Floor
New York, NY 10286
Phone: (212) 635-4926

with a copy to:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Joyce M. Resnick
Fax: 770-690-5385

3.	All payments by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon
ABA#: 021000018

Account: IOC 566/INST’L CUSTODY (for scheduled principal and interest payments)
or IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest)

For further credit to: ING USA/Acct. 136373
Reference:	210518 B#2 [for 2017 Bonds] 210518 C*5 [for 2020 Bonds]

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made

4.	All notices of payments and written confirmations of such wire transfers:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Operations/Settlements
Fax: (770) 690-4886

5.	All other communications:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements
Fax: (770) 690-5057 6.	Taxpayer identification number: 41-0991508

Schedule A
Information Relating to Purchasers

Name of Purchaser	Principal Amount of 2015 Bonds to be Purchased	Principal Amount of 2017 Bonds to be Purchased	Principal Amount of 2020 Bonds to be Purchased	Principal Amount of 2040 Bonds to be Purchased
ReliaStar Life Insurance Company	$0	$4,200,000	$6,000,000	$0

1.	Bonds to be registered in the name of ReliaStar Life Insurance Company

2.	Original Bonds delivered to:

The Bank of New York Mellon
One Wall Street
Window A — 3rd Floor
New York, NY 10286
Phone: (212) 635-4926

with a copy to:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Joyce M. Resnick
Fax: 770-690-5385

3.	All payments by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon
ABA#: 021000018

Account: IOC 566/INST’L CUSTODY (for scheduled principal and interest payments)
or IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest)

For further credit to: Reference:	RLIC/Acct. 187035 210518 B#2 [for 2017 Bonds] 210518 C*5 [for 2020 Bonds]

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made

4.	All notices of payments and written confirmations of such wire transfers:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Operations/Settlements
Fax: (770) 690-4886

5.	All other communications:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements
Fax: (770) 690-5057 6.	Taxpayer identification number: 41-0451140

Schedule A
Information Relating to Purchasers

Name of Purchaser	Principal Amount of 2015 Bonds to be Purchased	Principal Amount of 2017 Bonds to be Purchased	Principal Amount of 2020 Bonds to be Purchased	Principal Amount of 2040 Bonds to be Purchased
ReliaStar Life Insurance Company of New York	$0	$700,000	$1,000,000	$0

1.	Bonds to be registered in the name of ReliaStar Life Insurance Company of New York

2.	Original Bonds delivered to:

The Bank of New York Mellon
One Wall Street
Window A — 3rd Floor
New York, NY 10286
Phone: (212) 635-4926

with a copy to:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Joyce M. Resnick
Fax: 770-690-5385

3.	All payments by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon
ABA#: 021000018

Account: IOC 566/INST’L CUSTODY (for scheduled principal and interest payments)
or IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest)

For further credit to: Reference:	RLNY/Acct. 187038 210518 B#2 [for 2017 Bonds] 210518 C*5 [for 2020 Bonds]

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made

4.	All notices of payments and written confirmations of such wire transfers:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Operations/Settlements
Fax: (770) 690-4886

5.	All other communications:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements
Fax: (770) 690-5057 6.	Taxpayer identification number: 53-0242530

Schedule A
Information Relating to Purchasers

Name of Purchaser	Principal Amount of 2015 Bonds to be Purchased	Principal Amount of 2017 Bonds to be Purchased	Principal Amount of 2020 Bonds to be Purchased	Principal Amount of 2040 Bonds to be Purchased
John Hancock Life Insurance Company (U.S.A.)	$0	$0	$0	$30,000,000

1.	Bonds to be registered in the name of John Hancock Life Insurance Company (U.S.A.)

2.	Original Bonds delivered to:

John Hancock Financial Services
197 Clarendon Street, C-3-16
Boston, MA 02116
Attention: Malcolm Pittman
Phone: (617) 572-9248

3.	All payments by bank wire transfer of immediately available funds to:

Bank Name: Bank of New York Mellon
ABA Number:	011001234

Account Number: JPPF1001002
Account Name: US PP Collector F008
For Further Credit to:	DDA Number 048771

On Order of: Consumers Energy

with sufficient information to identify the source and application of such funds

4.	All notices with respect to payments, prepayments (scheduled and unscheduled, whether partial or in full) and maturity shall be sent to:

John Hancock Financial Services
197 Clarendon Street
Boston, MA 02116
Attention: US Securities Operations, C-4
Fax: (617) 572-0628

and

John Hancock Financial Services
197 Clarendon Street
Boston, MA 02116
Attention: Investment Administration, C-2
Fax: (617) 572-5495

5.	All notices and communication with respect to compliance reporting, financial statements and related certifications shall be sent to:

John Hancock Financial Services
197 Clarendon Street Boston, MA 02116
Attention: Bond and Corporate Finance, C-2-9
Fax: (617) 572-5068	All other notices shall be sent to:
197 Clarendon Street Boston, MA 02116	John Hancock Financial Services
Attention: Investment Law, C-3-16
Fax: (617) 572-9269 197 Clarendon Street Boston, MA 02116	and John Hancock Financial Services
Attention: Bond and Corporate Finance, C-2-9
Fax: (617) 572-5068 6.	Taxpayer identification number: 01-0233346

Schedule A
Information Relating to Purchasers

Name of Purchaser	Principal Amount of 2015 Bonds to be Purchased	Principal Amount of 2017 Bonds to be Purchased	Principal Amount of 2020 Bonds to be Purchased	Principal Amount of 2040 Bonds to be Purchased
Metropolitan Life Insurance Company	$0	$0	$0	$20,000,000

1.	Bonds to be registered in the name of Metropolitan Life Insurance Company

2.	Original Bonds delivered to:

Metropolitan Life Insurance Company
Securities Investments, Law Department
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Daniel Kenney, Esq.
Phone: (973) 355-4930

3.	All payments by wire transfer of immediately available funds to:

Bank Name: JPMorgan Chase Bank
ABA Routing #: 021-000-021
Account No.: 002-2-410591
Account Name: Metropolitan Life Insurance Company
Ref: Consumers Energy Company 4.97% due 10/15/2040

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

4.	All notices of payments and written confirmations of such wire transfers:

Metropolitan Life Insurance Company
Investments, Private Placements
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Director
Facsimile (973) 355-4250

With a copy to:

Metropolitan Life Insurance Company
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Securities Investments (PRIV)
Email: sec—invest—law@metlife.com

5.	All other communications:

Metropolitan Life Insurance Company
Investments, Private Placements
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Director
Facsimile (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:
P.O. Box 1902 10 Park Avenue Morristown, New Jersey 07962-1902	Metropolitan Life Insurance Company
Attention: Chief Counsel-Securities Investments (PRIV)
Email: sec—invest—law@metlife.com 6.	Taxpayer identification number: 13-5581829

Schedule A

Information Relating to Purchasers

Name of Purchaser	Principal Amount of 2015 Bonds to be Purchased	Principal Amount of 2017 Bonds to be Purchased	Principal Amount of 2020 Bonds to be Purchased	Principal Amount of 2040 Bonds to be Purchased
Modern Woodmen of America	$0	$0	$14,000,000	$0

1.	Bonds to be registered in the name of Modern Woodmen of America

2.	Original Bonds delivered to:

Modern Woodmen of America
1701 1st Ave
Rock Island, IL 61201
Attention: Douglas A. Pannier
Phone: (309) 793-5567

3.	All payments by wire transfer of immediately available funds for credit to:

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60675
ABA No. 071-000-152
Account Name: Modern Woodmen of America
Account No. 84352

Each such wire transfer shall set forth the name of the Company, the full title (including the applicable coupon rate and final maturity date) of the Notes, a reference to PPN No. 210518 C*5 and the due date and application (as among principal, premium and interest) of the payment being made

4.	All notices of payments and written confirmations of such wire transfers:

Modern Woodmen of America
Attn: Investment Accounting Department
1701 First Avenue
Rock Island, IL 61201
Fax: (309) 793-5688

5.	All other communications:

Modern Woodmen of America
Attn: Investment Department
1701 First Avenue
Rock Island, IL 61201
6.	investments@modern-woodmen.org Fax: (309) 793-5574 Taxpayer identification number: 36-1493430

Schedule A
Information Relating to Purchasers

Name of Purchaser	Principal Amount of 2015 Bonds to be Purchased	Principal Amount of 2017 Bonds to be Purchased	Principal Amount of 2020 Bonds to be Purchased	Principal Amount of 2040 Bonds to be Purchased
Forethought Life Insurance Company	$0	$0	$5,000,000	$0

1.	Bonds to be registered in the name of Forethought Life Insurance Company

2.	Original Bonds delivered to:

DTC/New York Window
55 Water Street
New York, NY 10041
Attention: Deborah Hartner
Ref: SSB Fund # 3N2Z
Phone: (816) 871-9218

with a copy to:

New York Life Investment Management LLC
51 Madison Avenue
New York, NY 10010
Attention: Rebecca Strutton
Phone: 212.576.4825
Fax: 212.576.8340
email: rebecca—strutton@nylim.com

3.	All payments by wire or intrabank transfer of immediately available funds to:

State Street Bank & Trust Company
Boston, MA
ABA No. 011000028
DDA # 00539841
Attn: Mutual Funds
FLIC-PRV2
Fund # 3N2Z
Ref: Forethought Life Insurance
Contact: Deborah Hartner (Phone: (816) 871-9218)

with sufficient information to identify the source and application of such funds

4.	All notices of payments, written confirmations of such wire transfers and any audit confirmation:

Russell L. Jackson
Director, Investment Accounting
Forethought Life Insurance Company
300 North Meridian Street, Suite 1800
Indianapolis, IN 46204
Phone: (317) 223-2749
Email: russell.jackson@forethought.com

With a copy to:

Deborah Hartner
Account Manager
State Street Bank
801 Pennsylvania Avenue
Kansas City, MO 64105
Phone: (816) 871-9218
Email: DSHartner@statestreet.com

And a copy to:

New York Life Investment Management LLC
51 Madison Avenue
New York, New York 10010
Attention: Private Operations
Fax #: (908) 840-3385
Email: NYLIM—PVT—OPS@NYLIM.com

5.	All other communications:

New York Life Investment Management LLC
51 Madison Avenue
New York, New York 10010
Attention: Fixed Income Investors Group
Private Finance, 2nd Floor
Fax #: (212) 447-4122	With a copy sent via Email to: FIIGLibrary@nylim.com With a copy of any notices regarding defaults or Events of Default under the operative documents to:
Attention: Office of General Counsel
Investment Section, Room 1016
Fax #: (212) 576-8340 6.	Taxpayer identification number: 06-1016329

Schedule A
Information Relating to Purchasers

Name of Purchaser	Principal Amount of 2015 Bonds to be Purchased	Principal Amount of 2017 Bonds to be Purchased	Principal Amount of 2020 Bonds to be Purchased	Principal Amount of 2040 Bonds to be Purchased
New York Life Insurance and Annuity Corporation	$0	$0	$10,700,000	$0

1.	Bonds to be registered in the name of New York Life Insurance and Annuity Corporation

2.	Original Bonds delivered to:

New York Life Investment Management LLC
51 Madison Avenue — Room 1016
New York, NY 10010
Attention: Rebecca Strutton, Esq.
Phone: (212) 576-4825

3.	All payments by wire or intrabank transfer of immediately available funds to:

JPMorgan Chase Bank
New York, New York
ABA No. 021-000-021
Credit: New York Life Insurance and Annuity Corporation
General Account No. 323-8-47382

with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds

4.	All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance and Annuity Corporation
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603

Attention:
Securities Operations
Private Group
2nd Floor
Fax #: (908) 840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com

5.	All other communications:

New York Life Insurance and Annuity Corporation
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603

Attention:
Fixed Income Investors Group
Private Finance 2nd Floor
Fax #: (212) 447-4122
with a copy sent electronically to:
FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com
and with a copy of any notices regarding defaults or Events of Default under the operative documents to:
Attention:
Office of General Counsel
Investment Section, Room 1016
Fax #: (212) 576-8340
6.	Taxpayer identification number: 13-3044743

Schedule A

Information Relating to Purchasers

Name of Purchaser	Principal Amount of 2015 Bonds to be Purchased	Principal Amount of 2017 Bonds to be Purchased	Principal Amount of 2020 Bonds to be Purchased	Principal Amount of 2040 Bonds to be Purchased
New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 3)	$0	$0	$300,000	$0

1.	Bonds to be registered in the name of New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 3)

2.	Original Bonds delivered to:

New York Life Investment Management LLC
51 Madison Avenue — Room 1016
New York, NY 10010
Attention: Rebecca Strutton, Esq.
Phone: (212) 576-4825

3.	All payments by wire or intrabank transfer of immediately available funds to:

JPMorgan Chase Bank
New York, New York
ABA No. 021-000-021
Credit: NYLIAC SEPARATE BOLI 3 BROAD FIXED
General Account No. 323-8-39002

with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds

4.	All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance and Annuity Corporation
Institutionally Owned Life Insurance Separate Account
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603

Attention:
Securities Operations
Private Group
2nd Floor
Fax #: (908) 840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com

5.	All other communications:

New York Life Insurance and Annuity Corporation
Institutionally Owned Life Insurance Separate Account
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603

Attention:
Fixed Income Investor Group
Private Finance 2nd Floor
Fax #: (212) 447-4122
with a copy sent electronically to:
FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com
and with a copy of any notices regarding defaults or Events of Default under the operative documents to:
Attention:
Office of General Counsel
Investment Section, Room 1016
Fax #: (212) 576-8340
6.	Taxpayer identification number: 13-3044743

Schedule A

Information Relating to Purchasers

Name of Purchaser	Principal Amount of 2015 Bonds to be Purchased	Principal Amount of 2017 Bonds to be Purchased	Principal Amount of 2020 Bonds to be Purchased	Principal Amount of 2040 Bonds to be Purchased
New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 3-2)	$0	$0	$300,000	$0

1.	Bonds to be registered in the name of New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 3-2)

2.	Original Bonds delivered to:

New York Life Investment Management LLC
51 Madison Avenue — Room 1016
New York, NY 10010
Attention: Rebecca Strutton, Esq.
Phone: (212) 576-4825

3.	All payments by wire or intrabank transfer of immediately available funds to:

JPMorgan Chase Bank
New York, New York
ABA No. 021-000-021
Credit: NYLIAC SEPARATE BOLI 3-2
General Account No. 323-9-56793

with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds

4.	All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance and Annuity Corporation
Institutionally Owned Life Insurance Separate Account
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603

Attention:
Securities Operations
Private Group
2nd Floor
Fax #: (908) 840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com

5.	All other communications:

New York Life Insurance and Annuity Corporation
Institutionally Owned Life Insurance Separate Account
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603

Attention:
Fixed Income Investor Group
Private Finance 2nd Floor
Fax #: (212) 447-4122
with a copy sent electronically to:
FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com
and with a copy of any notices regarding defaults or Events of Default under the operative documents to:
Attention:
Office of General Counsel
Investment Section, Room 1016
Fax #: (212) 576-8340
6.	Taxpayer identification number: 13-3044743

Schedule A

Information Relating to Purchasers

Name of Purchaser	Principal Amount of 2015 Bonds to be Purchased	Principal Amount of 2017 Bonds to be Purchased	Principal Amount of 2020 Bonds to be Purchased	Principal Amount of 2040 Bonds to be Purchased
New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30C)	$0	$0	$400,000	$0

1.	Bonds to be registered in the name of New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30C)

2.	Original Bonds delivered to:

New York Life Investment Management LLC
51 Madison Avenue — Room 1016
New York, NY 10010
Attention: Rebecca Strutton, Esq.
Phone: (212) 576-4825

3.	All payments by wire or intrabank transfer of immediately available funds to:

JPMorgan Chase Bank
New York, New York
ABA No. 021-000-021
Credit: NYLIAC SEPARATE BOLI 30C
General Account No. 304-6-23970

with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds

4.	All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance and Annuity Corporation
Institutionally Owned Life Insurance Separate Account
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603

Attention:
Securities Operations
Private Group
2nd Floor
Fax #: (908) 840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com

5.	All other communications:

New York Life Insurance and Annuity Corporation
Institutionally Owned Life Insurance Separate Account
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603

Attention:
Fixed Income Investor Group
Private Finance 2nd Floor
Fax #: (212) 447-4122
with a copy sent electronically to:
FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com
and with a copy of any notices regarding defaults or Events of Default under the operative documents to:
Attention:
Office of General Counsel
Investment Section, Room 1016
Fax #: (212) 576-8340
6.	Taxpayer identification number: 13-3044743

Schedule A

Information Relating to Purchasers

Name of Purchaser	Principal Amount of 2015 Bonds to be Purchased	Principal Amount of 2017 Bonds to be Purchased	Principal Amount of 2020 Bonds to be Purchased	Principal Amount of 2040 Bonds to be Purchased
New York Life Insurance Company	$0	$0	$16,300,000	$0

1.	Bonds to be registered in the name of New York Life Insurance Company

2.	Original Bonds delivered to:

New York Life Investment Management LLC
51 Madison Avenue — Room 1016
New York, NY 10010
Attention: Rebecca Strutton, Esq.
Phone: (212) 576-4825

3.	All payments by wire or intrabank transfer of immediately available funds to:

JPMorgan Chase Bank
New York, New York 10019
ABA No. 021-000-021
Credit: New York Life Insurance Company
General Account No. 008-9-00687

with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds

4.	All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance Company
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603

Attention:
Securities Operations
Private Group
2nd Floor
Fax #: (908) 840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com

5.	All other communications:

New York Life Insurance Company
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010

Attention:
Fixed Income Investors Group
Private Finance 2nd Floor
Fax #: (212) 447-4122
with a copy sent electronically to:
FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com
and with a copy of any notices regarding defaults or Events of Default under the operative documents to:
Attention:
Office of General Counsel
Investment Section, Room 1016
Fax #: (212) 576-8340
6.	Taxpayer identification number: 13-5582869

Schedule A

Information Relating to Purchasers

Name of Purchaser	Principal Amount of 2015 Bonds to be Purchased	Principal Amount of 2017 Bonds to be Purchased	Principal Amount of 2020 Bonds to be Purchased	Principal Amount of 2040 Bonds to be Purchased
Seabright Insurance Company	$1,000,000	$0	$0	$0

1.	Bonds to be registered in the name of Wells Fargo Bank, N.A.

2.	Original Bonds delivered to:

Wells Fargo Bank, N.A.
733 Marquette Ave 5th Floor, MAC N9306-059
Minneapolis, MN 55479
Attention: Cindy Cooper
Phone: (612) 667-0221

3.	All payments by wire transfer of immediately available funds (identifying each payment as “Consumers Energy Company, 2.60% First Mortgage Bonds October 15, 2015, PPN 210518 B@4, principal, premium or interest”) to:

WELLS FARGO BANK N.A.
ABA #121000248
Acct# 0000840245
TRUST WIRE CLEARING
ffc(obi): Income Collections AU2670 AC 20346901
any additional pertinent information (cusip #, note name, P&I amts, etc.)

with sufficient information to identify the source and application of such funds

4.	All notices of payments and written confirmations of such wire transfers:

Seabright Insurance Company
Century Square
1501 4th Avenue
Seattle, Washington 98101
Attention: Phil Romney
VP of Finance & Principal Accounting Officer

and

Prime Advisors, Inc.
100 Northfield Drive, 4th Floor
Windsor, CT 06095
Attention: Lewis Leon
SVP/Investment Accounting

5.	All other communications:

Prime Advisors, Inc.
Redmond Ridge Corporate Center
22635 NE Marketplace Drive, Suite 160
Redmond, WA 98053 Attention: Scott Sell Vice President 6.	Taxpayer identification number: 94-1347393

Schedule A
Information Relating to Purchasers

Name of Purchaser	Principal Amount of 2015 Bonds to be Purchased	Principal Amount of 2017 Bonds to be Purchased	Principal Amount of 2020 Bonds to be Purchased	Principal Amount of 2040 Bonds to be Purchased
RiverSource Life Insurance Company	$25,000,000	$17,000,000	$0	$0

1.	Bonds to be registered in the name of Cudd & Co.

2.	Original Bonds delivered to:

JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY 11245-0001
Attention: Physical Receive Department
Phone: (718) 242-0273 (Bob Freedman)
Physical Securities Processing
Reference: P01174
cc: via email: chris.h.patton@ampf.com or facsimile: (612) 547-2670

3.	All payments by wire transfer of immediately available funds to:

ABA#: 021000021
Bank: JPMorgan Chase Bank
Beneficiary #:	9009000127

Beneficiary name: JPMorgan Chase Bank
For further credit to: P01174
Additional instructions:
— RiverSource Life Insurance Company
— PPN
— information as to principal and interest
— identification of source and application of funds

4.	All notices of payments and written confirmations of such wire transfers:

RiverSource Life Insurance Company
JPMorgan Chase Bank, N.A.
Attention: Jamshid.Irshad@JPMorgan.com; Amit.K.Aswani@JPMorgan.com; Donna.Preston@JPMorgan.com; Fonda.J.Mitchell@JPMorgan.com
Phone: (469) 477-8185
Fax: (469) 477-1904

A duplicate copy for all unscheduled payments of interest and/or principal to:
Columbia Management Investment Advisers, LLC
Attention: Fixed Income Investment Dept – Private Placements
216 Ameriprise Financial Center
Minneapolis, MN 55474
Phone: (612) 671-2400
Fax: (612) 671-2180

5. All other communications:

Columbia Management Investment Advisers, LLC 216 Ameriprise Financial Center Minneapolis, MN 55474
Attention: Fixed Income Investment Department – Private Placements
Phone: (612) 671-2400 Fax: (612) 671-2180 6.	Taxpayer identification number: 13-6022143 (Cudd & Co.)

Schedule A
Information Relating to Purchasers

Name of Purchaser	Principal Amount of 2015 Bonds to be Purchased	Principal Amount of 2017 Bonds to be Purchased	Principal Amount of 2020 Bonds to be Purchased	Principal Amount of 2040 Bonds to be Purchased
State Farm Life and Accident Assurance Company	$0	$1,000,000	$0	$0

1.	Bonds to be registered in the name of State Farm Life and Accident Assurance Company

2.	Original Bonds delivered (via registered mail) to:

JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center
3rd Floor
Brooklyn, New York 11245-0001
Attention: Physical Receive Department
Account: G06895

3.	All payments by wire transfer of immediately available funds to:

JPMorganChase
ABA# 021000021
Attn: SSG Private Income Processing
A/C# 9009000200
For further credit to: State Farm Life and Accident Assurance Company
Custody Account # G06895
RE: Consumers Energy Company, 3.21% First Mortgage Bonds, due October 15, 2017
PPN #: 210518 B#2
Maturity Date: October 15, 2017

with sufficient information to identify the source and application of such funds

4.	All notices of payments and written confirmations of such wire transfers:

State Farm Life and Accident Assurance Company
Investment Accounting Dept. D-3
One State Farm Plaza
Bloomington, IL 61710

5.	All other communications:

State Farm Life and Accident Assurance Company
Investment Dept. E-8 One State Farm Plaza Bloomington, IL 61710 6.	If by E-Mail: privateplacements@statefarm.com Taxpayer identification number: 37-8085091

Schedule A
Information Relating to Purchasers

Name of Purchaser	Principal Amount of 2015 Bonds to be Purchased	Principal Amount of 2017 Bonds to be Purchased	Principal Amount of 2020 Bonds to be Purchased	Principal Amount of 2040 Bonds to be Purchased
State Farm Life Insurance Company	$0	$4,000,000	$8,000,000	$0

1.	Bonds to be registered in the name of State Farm Life Insurance Company

2.	Original Bonds delivered (via registered mail) to:

JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center
3rd Floor
Brooklyn, New York 11245-0001
Attention: Physical Receive Department
Account: G06893

3.	All payments by wire transfer of immediately available funds to:

JPMorganChase
ABA# 021000021
Attn: SSG Private Income Processing
A/C# 9009000200
For further credit to: State Farm Life Insurance Company
Custody Account # G06893
RE: (i) Consumers Energy Company, 3.21% First Mortgage Bonds, due October 15, 2017
PPN #: 210518 B#2
Maturity Date: October 15, 2017
(ii) Consumers Energy Company, 3.77% First Mortgage Bonds, due October 15, 2020
PPN #: 210518 C*5
Maturity Date: October 15, 2020

with sufficient information to identify the source and application of such funds

4.	All notices of payments and written confirmations of such wire transfers:

State Farm Life Insurance Company
Investment Accounting Dept. D-3
One State Farm Plaza
Bloomington, IL 61710

5.	All other communications:

State Farm Life Insurance Company
Investment Dept. E-8
One State Farm Plaza
Bloomington, IL 61710
6.	If by E-Mail: privateplacements@statefarm.com Taxpayer identification number: 37-0533090

Schedule B
Defined Terms

As used in this Agreement, the following terms have the respective meanings set forth below or set forth in the Section following such term:

“2015 Bonds” is defined in Section 1.

“2017 Bonds” is defined in Section 1.

“2020 Bonds” is defined in Section 1.

“2040 Bonds” is defined in Section 1.

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and, with respect to the Company, shall include any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any Person of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“Agents” is defined in Section 5.3.

“Agreement” is defined in Section 12.3.

“Bonds” is defined in Section 1.

“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

“Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

“Closing” is defined in Section 3.

“Closing Date” means the date of the Closing.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Company” is defined in the first paragraph of this Agreement.

“Confidential Information” is defined in Section 15.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Disclosure Documents” is defined in Section 5.3.

“Electronic Delivery” is defined in Section 7.1(a).

“Environmental Laws” means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including, without limitation, those related to Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under Section 414 of the Code.

“Event of Default” means any event that constitutes a default under Section 11.01 of the Indenture.

“Execution Date” is defined in Section 3.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

“Governmental Authority” means (a) the government of (i) the United States of America or any state, municipality or other political subdivision thereof or (ii) any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or that asserts jurisdiction over any properties of the Company or any Subsidiary, or (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government, including, without limitation, any federal, state or municipal commission, board or other administrative agency or any other public authority.

“Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

(a) to purchase such indebtedness or obligation or any property constituting security therefor;

(b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

(c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

(d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

“Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law, including, without limitation, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“Holder” means, with respect to any Bond, the Person in whose name such Bond is registered in the books for the registration and transfer maintained by the Company pursuant to Section 2.06 of the Indenture (or otherwise provided for in the Supplemental Indenture).

“Indebtedness” with respect to any Person means, at any time, without duplication:

(a) its liabilities for borrowed money and its redemption obligations in respect of any mandatorily redeemable class of capital stock of a Person that is preferred over any other class of capital stock (or similar equity interests) of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person;

(b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

(c) (i) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases and (ii) all liabilities that would appear on its balance sheet in accordance with GAAP in respect of Synthetic Leases assuming such Synthetic Leases were accounted for as Capital Leases;

(d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

(e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money); and

(f) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (e) hereof.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (f) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

“Indenture” is defined in Section 2.2.

“INHAM Exemption” means PTE 96-23.

“Institutional Investor” means (a) any Purchaser, (b) any Holder holding (together with one or more of its Affiliates) more than 5% of the aggregate principal amount of the Bonds then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) with respect to any Holder, any fund or entity that (i) invests in Securities or bank loans and (ii) is advised or managed by such Holder, the same investment advisor as such Holder or by an Affiliate of such Holder or such investment advisor.

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including, in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

“Material” means material in relation to the business, operations, affairs, financial condition, assets, properties or prospects of the Company and its Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement, the Indenture and the Bonds or (c) the validity or enforceability of this Agreement, the Indenture or the Bonds.

“Memorandum” is defined in Section 5.3.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in Section 4001(a)(3) of ERISA).

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

“NAIC Annual Statement” is defined in Section 6.2(a).

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“Plan” means an “employee benefit plan” (as defined in Section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

“PTE” means a Prohibited Transaction Class Exemption issued by the United States Department of Labor.

“Purchaser” is defined in the first paragraph of this Agreement.

“Purchasers” is defined in the first paragraph of this Agreement.

“QPAM Exemption” means PTE 84-14.

“Required Holders” means, at any time, the Holders of a majority in principal amount of the Bonds at the time outstanding (exclusive of Bonds then owned by the Company or any of its Affiliates).

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

“SEC” shall mean the Securities and Exchange Commission of the United States, or any successor thereto.

“Securities” shall have the meaning specified in Section 2(1) of the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Security” shall have the meaning specified in Section 2(1) of the Securities Act.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Company.

“Source” is defined in Section 6.2.

“Subsidiary” means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

“Supplemental Indenture” is defined in Section 2.2.

“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

“Synthetic Lease” means, at any time, any lease (including leases that may be terminated by the lessee at any time) of any property (a) that is accounted for as an operating lease under GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for U.S. federal income tax purposes, other than any such lease under which such Person is the lessor.

“Trustee” is defined in Section 2.2.

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“USA Patriot Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

Schedule 5.3
Disclosure Materials

•	This Agreement

•	The Indenture (including the Supplemental Indenture)

•	Memorandum

•	The Company’s Annual Report on Form 10-K for the year ended December 31, 2009

•	The Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2010 and June 30, 2010

•	Forms 8-K filed by the Company on March 24, 2010, April 1, 2010, May 19, 2010, May 26, 2010, August 16, 2010 and September 7, 2010

•

Schedule 5.4
Subsidiaries of the Company and Ownership of Subsidiary Stock

The name, jurisdiction of organization and percentage ownership of each of the Company’s Subsidiaries (as of June 30, 2010) are as follows:

Name	Jurisdiction	Percentage

CMS Engineering Co.	Michigan	100.00%

Consumers Campus Holdings, LLC	Michigan	100.00%

Consumers Funding LLC	Delaware	100.00%

Consumers Receivables Funding II, LLC	Delaware	100.00%

ES Services Company	Michigan	100.00%

Maxey Flats Site IRP, L.L.C.	Virginia	1.71%

The Company’s directors are as follows:

•	David W. Joos (Chairman)

•	Philip R. Lochner, Jr. (Presiding Director)

•	Merribel S. Ayres

•	Jon E. Barfield

•	Stephen E. Ewing

•	Richard M. Gabrys

•	Michael T. Monahan

•	John G. Russell

•	Kenneth L. Way

•	John B. Yasinsky

The Company’s senior officers are as follows:

•	John G. Russell: President and Chief Executive Officer

•	Thomas J. Webb: Executive Vice President and Chief Financial Officer

•	James E. Brunner: Senior Vice President and General Counsel

•	John M. Butler: Senior Vice President

•	David G. Mengebier: Senior Vice President and Chief Compliance Officer

•	William E. Garrity: Senior Vice President

•	Jackson L. Hanson: Senior Vice President

•	Daniel J. Malone: Senior Vice President

•	Glenn P. Barba: Vice President, Controller and Chief Accounting Officer

•	Mamatha Chamarthi: Vice President and Chief Information Officer

•	Richard J. Ford: Vice President

•	Rufus D. Gladney: Vice President

•	Laura L. Mountcastle: Vice President and Treasurer

•	James P. Pomaranski: Vice President

•	Ronn J. Rasmussen: Vice President

•	Catherine M. Reynolds: Vice President and Corporate Secretary

•	Jon R. Robinson: Vice President

•	Timothy J. Sparks: Vice President

•	Susan C. Swan: Vice President

•	Theodore J. Vogel: Vice President and Chief Tax Counsel

•

Schedule 5.5
Financial Statements

See the Annual Report on Form 10-K for the Company’s financial statements as of and for the years ended December 31, 2009, 2008 and 2007 and the Quarterly Reports on Form 10-Q for the Company’s financial statements as of and for the three- and six-month periods ended March 31, 2010 and 2009 and June 30, 2010 and 2009, respectively.

Schedule 5.15
Existing Indebtedness

Indebtedness at June 30, 2010:	Interest Rate (%)	Maturity	In Millions
				-
First mortgage bonds (a)
	5.000	2012	$ 300
	5.375	2013	375
	6.000	2014	200
	5.000	2015	225
	5.500	2016	350
	5.150	2017	250
	5.650	2018	250
	6.125	2019	350
	6.700	2019	500
	5.650	2020	300
	5.650	2035	137
	5.800	2035	175

			3,412
Senior notes (a)	6.875	2018	180
Securitization bonds (a)	5.599 (d)	2010-2015	226
Nuclear fuel disposal liability (b)		(b)	163
Limited obligation refunding revenue bonds (a) (c)	Variable	2018	68
Limited obligation revenue bonds (a) (c)	Variable	2035	35

Total principal amount outstanding			4,084
Net unamortized discount			(5)

Total Long-term debt, including current portion			4,079
Capital and financing leases
Non-current portion of capital and finance lease obligations			196
Current portion of capital and finance lease obligations			25

Total capital and financing leases			221
Total indebtedness (e)			$4,300

(a) Issued and traded publicly.

(b) Owed to the U.S. Department of Energy. The maturity date is uncertain.

(c) The Company utilized the Michigan Strategic Fund for the issuance of Michigan Strategic Fund Variable Rate Limited Obligation Refunding Revenue Bonds and Variable Rate Limited Obligation Revenue Bonds. The bonds are backed by a letters of credit.

(d) The weighted-average interest rate for the Company’s securitization bonds.

(e) Amounts related to the revolving credit facilities are not included in the totals.

The Michigan Strategic Fund is housed within the Michigan Department of Treasury to provide public and private development finance opportunities for agriculture, forestry, business, industry and communities within the State of Michigan.

First mortgage bonds: The Company secures its first mortgage bonds by a mortgage and lien on substantially all of its property. The Company’s ability to issue first mortgage bonds is restricted by certain provisions in the Indenture and the need for regulatory approvals under federal law. Restrictive issuance provisions in the Indenture include achieving a two-times interest coverage ratio, having sufficient unfunded net property additions, and a limit on the total amount of outstanding first mortgage bonds at any time of $6 billion.

Regulatory Authorization for Financings: The Federal Energy Regulatory Commission has authorized the Company to have outstanding at any one time, up to $1.0 billion of secured and unsecured short-term securities for general corporate purposes. The remaining availability is $520 million at June 30, 2010. The Federal Energy Regulatory Commission has also authorized the Company to issue and sell up to $2.1 billion of secured and unsecured long-term securities for general corporate purposes. The remaining availability is $1.0 billion at June 30, 2010. The authorizations are for the period ending June 30, 2010. Any long-term issuances during the authorization period are exempt from the Federal Energy Regulatory Commission’s competitive bidding and negotiated placement requirements.

Securitization Bonds: Certain regulatory assets owned by the Company’s subsidiary, Consumers Funding LLC, collateralize the Company’s securitization bonds. The bondholders have no recourse to the Company’s other assets. Through its rate structure, the Company bills customers for securitization surcharges to fund the payment of principal, interest, and other related expenses. The surcharges collected are remitted to a trustee and are not available to creditors of the Company or creditors of the Company’s affiliates other than Consumers Funding LLC.

Revolving Credit Facilities: The following secured revolving credit facilities with banks were available at June 30, 2010, and all contain a financial covenant that requires the Company to maintain a certain total consolidated debt to consolidated capitalization ratio:

				In Millions
			Letters of Credit
Expiration Date	Amount of Facility	Amount Borrowed	Outstanding	Amount Available
March 30, 2012	$500	$-	$335	$165
November 30, 2010	30	-	30	—
August 17, 2010	150	-	-	150

Capital and Financing Leases: The Company leases various assets, including service vehicles, railcars, gas pipeline capacity, and buildings. In addition, the Company accounts for a number of their power purchase agreements as capital and operating leases. Capital leases for the Company’s vehicle fleet operations have a maximum term of 120 months and Terminal Rental Adjustment Clause end-of-life provisions.

The Company has capital leases for gas transportation pipelines to the Karn generating complex and the Zeeland power plant. The capital lease for the gas transportation pipeline into the Karn generating complex has a term of 15 years with a provision to extend the contract from month to month. The capital lease for the gas transportation pipeline to the Zeeland power plant has a lease term of 12 years with a renewal provision at the end of the contract. The remaining terms of the Company’s long-term power purchase agreements range between 1 and 21 years. Most of these power purchase agreements contain provisions at the end of the initial contract terms to renew the agreements annually.

In April 2007, the Company sold the Palisades nuclear power plant to Entergy Corporation and entered into a 15 year power purchase agreement to buy all of the capacity and energy produced by the Palisades nuclear power plant. The Company has continuing involvement with the Palisades nuclear power plant through security provided to Entergy Corporation for the Company’s power purchase agreement obligation, the Company’s U.S. Department of Energy liability, and other forms of involvement. Because of these ongoing arrangements, the Company accounted for the transaction as a financing of the Palisades nuclear power plant and not a sale. The Company recorded the related proceeds as a finance obligation with payments recorded to interest expense and the finance obligation based on the amortization of the obligation over the life of the Palisades nuclear power plant power purchase agreement.

Exhibit 2.2
Form of Supplemental Indenture (Including Form of Bonds)
See attached.ONE HUNDRED THIRTEENTH SUPPLEMENTAL INDENTURE

Providing among other things for
FIRST MORTGAGE BONDS,
$50,000,000 2.60% First Mortgage Bonds Due 2015
$100,000,000 3.21% First Mortgage Bonds Due 2017
$100,000,000 3.77% First Mortgage Bonds Due 2020
$50,000,000 4.97% First Mortgage Bonds Due 2040

Dated as of October 15, 2010

CONSUMERS ENERGY COMPANY
TO
THE BANK OF NEW YORK MELLON,
TRUSTEE

Counterpart        of 100

THIS ONE HUNDRED THIRTEENTH SUPPLEMENTAL INDENTURE, dated as of October 15, 2010 (herein sometimes referred to as “this Supplemental Indenture”), made and entered into by and between CONSUMERS ENERGY COMPANY, a corporation organized and existing under the laws of the State of Michigan, with its principal executive office and place of business at One Energy Plaza, in Jackson, Jackson County, Michigan 49201, formerly known as Consumers Power Company (hereinafter sometimes referred to as the “Company”), and THE BANK OF NEW YORK MELLON, a New York banking corporation, with its corporate trust offices at 101 Barclay St., New York, New York 10286 (hereinafter sometimes referred to as the “Trustee”), as Trustee under the Indenture dated as of September 1, 1945 between Consumers Power Company, a Maine corporation (hereinafter sometimes referred to as the “Maine corporation”), and City Bank Farmers Trust Company (Citibank, N.A., successor, hereinafter sometimes referred to as the “Predecessor Trustee”), securing bonds issued and to be issued as provided therein (hereinafter sometimes referred to as the “Indenture”),

WHEREAS at the close of business on January 30, 1959, City Bank Farmers Trust Company was converted into a national banking association under the title “First National City Trust Company”; and

WHEREAS at the close of business on January 15, 1963, First National City Trust Company was merged into First National City Bank; and

WHEREAS at the close of business on October 31, 1968, First National City Bank was merged into The City Bank of New York, National Association, the name of which was thereupon changed to First National City Bank; and

WHEREAS effective March 1, 1976, the name of First National City Bank was changed to Citibank, N.A.; and

WHEREAS effective July 16, 1984, Manufacturers Hanover Trust Company succeeded Citibank, N.A. as Trustee under the Indenture; and

WHEREAS effective June 19, 1992, Chemical Bank succeeded by merger to Manufacturers Hanover Trust Company as Trustee under the Indenture; and

WHEREAS effective July 15, 1996, The Chase Manhattan Bank (National Association) merged with and into Chemical Bank which thereafter was renamed The Chase Manhattan Bank; and

WHEREAS effective November 11, 2001, The Chase Manhattan Bank merged with Morgan Guaranty Trust Company of New York and the surviving corporation was renamed JPMorgan Chase Bank; and

WHEREAS effective November 13, 2004, the name of JPMorgan Chase Bank was changed to JPMorgan Chase Bank, N.A.; and

WHEREAS effective October 2, 2006, The Bank of New York succeeded JPMorgan Chase Bank, N.A., as Trustee under the Indenture; and

WHEREAS effective July 1, 2008, the name of The Bank of New York was changed to The Bank of New York Mellon; and

WHEREAS the Indenture was executed and delivered for the purpose of securing such bonds as may from time to time be issued under and in accordance with the terms of the Indenture, the aggregate principal amount of bonds to be secured thereby being limited to $6,000,000,000 at any one time outstanding (except as provided in Section 2.01 of the Indenture), and the Indenture describes and sets forth the property conveyed thereby and is filed in the Office of the Secretary of State of the State of Michigan and is of record in the Office of the Register of Deeds of each county in the State of Michigan in which this Supplemental Indenture is to be recorded; and

WHEREAS the Indenture has been supplemented and amended by various indentures supplemental thereto, each of which is filed in the Office of the Secretary of State of the State of Michigan and is of record in the Office of the Register of Deeds of each county in the State of Michigan in which this Supplemental Indenture is to be recorded; and

WHEREAS the Company and the Maine corporation entered into an Agreement of Merger and Consolidation, dated as of February 14, 1968, which provided for the Maine corporation to merge into the Company; and

WHEREAS the effective date of such Agreement of Merger and Consolidation was June 6, 1968, upon which date the Maine corporation was merged into the Company and the name of the Company was changed from “Consumers Power Company of Michigan” to “Consumers Power Company”; and

WHEREAS the Company and the Predecessor Trustee entered into a Sixteenth Supplemental Indenture, dated as of June 4, 1968, which provided, among other things, for the assumption of the Indenture by the Company; and

WHEREAS said Sixteenth Supplemental Indenture became effective on the effective date of such Agreement of Merger and Consolidation; and

WHEREAS the Company has succeeded to and has been substituted for the Maine corporation under the Indenture with the same effect as if it had been named therein as the mortgagor corporation; and

WHEREAS effective March 11, 1997, the name of Consumers Power Company was changed to Consumers Energy Company; and

WHEREAS the Indenture provides for the issuance of bonds thereunder in one or more series, and the Company, by appropriate corporate action in conformity with the terms of the Indenture, has duly determined to create, and does hereby create, a new series of bonds under the Indenture designated 2.60% Series due 2015, each of which bonds shall also bear the descriptive title “First Mortgage Bonds” (hereinafter provided for and hereinafter sometimes referred to as the “2015 Bonds”), the bonds of which series are to be issued as registered bonds without coupons and are to bear interest at the rate per annum specified in the title thereof and are to mature October 15, 2015; and

WHEREAS the Indenture provides for the issuance of bonds thereunder in one or more series, and the Company, by appropriate corporate action in conformity with the terms of the Indenture, has duly determined to create, and does hereby create, a new series of bonds under the Indenture designated 3.21% Series due 2017, each of which bonds shall also bear the descriptive title “First Mortgage Bonds” (hereinafter provided for and hereinafter sometimes referred to as the “2017 Bonds”), the bonds of which series are to be issued as registered bonds without coupons and are to bear interest at the rate per annum specified in the title thereof and are to mature October 15, 2017; and

WHEREAS the Indenture provides for the issuance of bonds thereunder in one or more series, and the Company, by appropriate corporate action in conformity with the terms of the Indenture, has duly determined to create, and does hereby create, a new series of bonds under the Indenture designated 3.77% Series due 2020, each of which bonds shall also bear the descriptive title “First Mortgage Bonds” (hereinafter provided for and hereinafter sometimes referred to as the “2020 Bonds”), the bonds of which series are to be issued as registered bonds without coupons and are to bear interest at the rate per annum specified in the title thereof and are to mature October 15, 2020; and

WHEREAS the Indenture provides for the issuance of bonds thereunder in one or more series, and the Company, by appropriate corporate action in conformity with the terms of the Indenture, has duly determined to create, and does hereby create, a new series of bonds under the Indenture designated 4.97% Series due 2040, each of which bonds shall also bear the descriptive title “First Mortgage Bonds” (hereinafter provided for and hereinafter sometimes referred to as the “2040 Bonds”), the bonds of which series are to be issued as registered bonds without coupons and are to bear interest at the rate per annum specified in the title thereof and are to mature October 15, 2040; and

WHEREAS the Company and the purchasers party thereto (the “Purchasers”) have entered into a Bond Purchase Agreement dated as of September 27, 2010 (the “Bond Purchase Agreement”), pursuant to which the Company agreed to sell and the Purchasers agreed to buy $50,000,000 in aggregate principal amount of 2015 Bonds, $100,000,000 in aggregate principal amount of 2017 Bonds, $100,000,000 in aggregate principal amount of 2020 Bonds and $50,000,000 in aggregate principal amount of 2040 Bonds (such 2015 Bonds, 2017 Bonds, 2020 Bonds and 2040 Bonds, collectively the “Bonds”); and

WHEREAS each of the registered bonds without coupons of the 2015 Bonds and the Trustee’s Authentication Certificate thereon, each of the registered bonds without coupons of the 2017 Bonds and the Trustee’s Authentication Certificate thereon, each of the registered bonds without coupons of the 2020 Bonds and the Trustee’s Authentication Certificate thereon, and each of the registered bonds without coupons of the 2040 Bonds and the Trustee’s Authentication Certificate thereon, are to be substantially in the following forms, respectively, to wit:

[FORM OF REGISTERED BOND OF THE 2015 BONDS]
[FACE]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

CONSUMERS ENERGY COMPANY
FIRST MORTGAGE BOND
2.60% SERIES DUE 2015

PPN: $

No.:

CONSUMERS ENERGY COMPANY, a Michigan corporation (hereinafter called the “Company”), for value received, hereby promises to pay to       , or registered assigns, the principal sum of      Dollars ($     ) on October 15, 2015, and to pay to the registered holder hereof interest on said sum from the latest semi-annual interest payment date to which interest has been paid on the bonds of this series preceding the date hereof, unless the date hereof be an interest payment date to which interest is being paid, in which case from the date hereof, or unless the date hereof is prior to April 15, 2011, in which case from October 15, 2010 (or if this bond is dated between the record date for any interest payment date and such interest payment date, then from such interest payment date, provided, however, that if the Company shall default in payment of the interest due on such interest payment date, then from the next preceding semi-annual interest payment date to which interest has been paid on the bonds of this series, or if such interest payment date is April 15, 2011, from October 15, 2010), at the rate per annum, until the principal hereof shall have become due and payable, specified in the title of this bond, payable on April 15 and October 15 in each year. The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Indenture of the certificate hereon.

IN WITNESS WHEREOF, Consumers Energy Company has caused this bond to be executed in its name by its Chairman of the Board, its President or one of its Vice Presidents by his or her signature or a facsimile thereof, and its corporate seal or a facsimile thereof to be affixed hereto or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries by his or her signature or a facsimile thereof.

CONSUMERS ENERGY COMPANY

Dated:

By:
Printed:
Title:

Attest:

TRUSTEE’S AUTHENTICATION CERTIFICATE

This is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, Trustee

By:
Authorized Officer

[REVERSE]
CONSUMERS ENERGY COMPANY
FIRST MORTGAGE BOND
2.60% SERIES DUE 2015

The interest payable on any April 15 or October 15 will, subject to certain exceptions provided in the Indenture hereinafter mentioned, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be the first calendar day of the month in which such interest payment date occurs, or, if such April 15 or October 15 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, The City of New York, are authorized to close, the next succeeding day which shall not be a legal holiday or a day on which such institutions are so authorized to close. The principal of and the premium, if any, and interest on this bond shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, designated for that purpose, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

This bond is one of the bonds of a series designated as First Mortgage Bonds, 2.60% Series due 2015 (sometimes herein referred to as the “2015 Bonds” or the “Bonds”) issued under and in accordance with and secured by an indenture dated as of September 1, 1945, given by the Company (or its predecessor, Consumers Power Company, a Maine corporation) to City Bank Farmers Trust Company (The Bank of New York Mellon, successor) (hereinafter sometimes referred to as the “Trustee”), together with indentures supplemental thereto, heretofore or hereafter executed, to which indenture and indentures supplemental thereto (hereinafter referred to collectively as the “Indenture”) reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security and the rights, duties and immunities thereunder of the Trustee and the rights of the holders of said bonds and of the Trustee and of the Company in respect of such security, and the limitations on such rights. By the terms of the Indenture, the bonds to be secured thereby are issuable in series which may vary as to date, amount, date of maturity, rate of interest and in other respects as provided in the Indenture.

Any or all of the 2015 Bonds may be redeemed by the Company, at any time and from time to time prior to maturity, at a redemption price equal to 100% of the principal amount of such 2015 Bonds being redeemed plus the Applicable Premium (as defined below), if any, thereon at the time of redemption, together with accrued interest, if any, thereon to the redemption date. In no event will the redemption price be less than 100% of the principal amount of the 2015 Bonds plus accrued interest, if any, thereon to the redemption date.

“Applicable Premium” means, with respect to a 2015 Bond (or portion thereof) being redeemed at any time, the excess of (a) the present value at such time of the principal amount of such 2015 Bond (or portion thereof) being redeemed plus all scheduled interest payments on such 2015 Bond (or portion thereof excluding interest accrued to the redemption date) after the redemption date, which present value shall be computed using a discount rate equal to the Treasury Rate (as defined below) plus 50 basis points, over (b) the principal amount of such 2015 Bond (or portion thereof) being redeemed at such time. For purposes of this definition, the present values of interest and principal payments will be determined in accordance with generally accepted principles of financial analysis.

“Treasury Rate” means the yield to maturity at the time of computation of on-the-run United States Treasury securities adjusted to constant maturity under the caption “Treasury constant maturities, Nominal” (as compiled and published in the most recent Federal Reserve Statistical Release H.15(519) (the “Statistical Release”)) which has become publicly available at least two Business Days prior to the redemption date (or, if such Statistical Release is no longer published, any publicly available source of similar market data) most nearly equal to the then remaining average life to stated maturity of the 2015 Bonds; provided, however, that if the average life (rounded to the first decimal point) to stated maturity of the 2015 Bonds is not equal to the constant maturity of an on-the-run United States Treasury security for which a weekly average yield (in the Statistical Release columns labeled “Week Ending”) is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of on-the-run United States Treasury securities for which such yields are given.

The Treasury Rate will be calculated on the third Business Day preceding the date fixed for redemption.

If the original redemption date is on or after a record date and on or before the relevant interest payment date, the accrued and unpaid interest, if any, will be paid to the person or entity in whose name the 2015 Bond is registered at the close of business on the record date, and no additional interest will be payable to the holders whose 2015 Bonds shall be subject to redemption.

If less than all of the 2015 Bonds are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, the particular 2015 Bonds or portions thereof to be redeemed. Notice of redemption shall be given by mail not less than 30 nor more than 60 days prior to the date fixed for redemption to the holders of the 2015 Bonds to be redeemed; provided, however, that the failure to duly give such notice by mail, or any defect therein, shall not affect the validity of any proceedings for the redemption of the 2015 Bonds as to which there shall have been no such failure or defect. On and after the date fixed for redemption (unless the Company shall default in the payment of the 2015 Bonds or portions thereof to be redeemed at the applicable redemption price, together with accrued interest, if any, thereon to such date), interest on the 2015 Bonds or the portions thereof so called for redemption shall cease to accrue.

This bond is not redeemable by the operation of the improvement fund or the maintenance and replacement provisions of the Indenture or with the proceeds of released property.

In case of certain defaults as specified in the Indenture, the principal of this bond may be declared or may become due and payable on the conditions, at the time, in the manner and with the effect provided in the Indenture. The holders of certain specified percentages of the bonds at the time outstanding, including in certain cases specified percentages of bonds of particular series, may in certain cases, to the extent and as provided in the Indenture, waive certain defaults thereunder and the consequences of such defaults.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company’s interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty per centum in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and the rights of the holders of the bonds and coupons; provided, however, that no such modification or alteration shall be made without the written approval or consent of the holder hereof which will (a) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon or reduce the amount of the principal hereof or reduce any premium payable on the redemption hereof, (b) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (c) reduce the percentage of the principal amount of the bonds upon the approval or consent of the holders of which modifications or alterations may be made as aforesaid.

The Company reserves the right, without any consent, vote or other action by holders of the 2015 Bonds or any other series created after the Sixty-eighth Supplemental Indenture to amend the Indenture to reduce the percentage of the principal amount of bonds the holders of which are required to approve any supplemental indenture (other than any supplemental indenture which is subject to the proviso contained in the immediately preceding sentence) (a) from not less than seventy-five per centum (including sixty per centum of each series affected) to not less than a majority in principal amount of the bonds at the time outstanding or (b) in case fewer than all series are affected, not less than a majority in principal amount of the bonds of all affected series, voting together.

No recourse shall be had for the payment of the principal of or premium, if any, or interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, director or officer, past, present or future, as such, of the Company, or of any predecessor or successor company, either directly or through the Company, or such predecessor or successor company, or otherwise, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

This bond shall be exchangeable for other registered bonds of the same series, in the manner and upon the conditions prescribed in the Indenture, upon the surrender of such bonds at the office or agency of the Company in the Borough of Manhattan, The City of New York. However, notwithstanding the provisions of Section 2.05 of the Indenture, no charge shall be made upon any registration of transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company.

[END OF FORM OF REGISTERED BOND OF THE 2015 BONDS]
- — - — - — - — - — - — - — -
[FORM OF REGISTERED BOND OF THE 2017 BONDS]
[FACE]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

CONSUMERS ENERGY COMPANY
FIRST MORTGAGE BOND
3.21% SERIES DUE 2017

PPN: $

No.:

CONSUMERS ENERGY COMPANY, a Michigan corporation (hereinafter called the “Company”), for value received, hereby promises to pay to       , or registered assigns, the principal sum of      Dollars ($     ) on October 15, 2017, and to pay to the registered holder hereof interest on said sum from the latest semi-annual interest payment date to which interest has been paid on the bonds of this series preceding the date hereof, unless the date hereof be an interest payment date to which interest is being paid, in which case from the date hereof, or unless the date hereof is prior to April 15, 2011, in which case from October 15, 2010 (or if this bond is dated between the record date for any interest payment date and such interest payment date, then from such interest payment date, provided, however, that if the Company shall default in payment of the interest due on such interest payment date, then from the next preceding semi-annual interest payment date to which interest has been paid on the bonds of this series, or if such interest payment date is April 15, 2011, from October 15, 2010), at the rate per annum, until the principal hereof shall have become due and payable, specified in the title of this bond, payable on April 15 and October 15 in each year. The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Indenture of the certificate hereon.

IN WITNESS WHEREOF, Consumers Energy Company has caused this bond to be executed in its name by its Chairman of the Board, its President or one of its Vice Presidents by his or her signature or a facsimile thereof, and its corporate seal or a facsimile thereof to be affixed hereto or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries by his or her signature or a facsimile thereof.

CONSUMERS ENERGY COMPANY

Dated:

By:
Printed:
Title:

Attest:

TRUSTEE’S AUTHENTICATION CERTIFICATE

This is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, Trustee

By:
Authorized Officer

[REVERSE]
CONSUMERS ENERGY COMPANY
FIRST MORTGAGE BOND
3.21% SERIES DUE 2017

The interest payable on any April 15 or October 15 will, subject to certain exceptions provided in the Indenture hereinafter mentioned, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be the first calendar day of the month in which such interest payment date occurs, or, if such April 15 or October 15 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, The City of New York, are authorized to close, the next succeeding day which shall not be a legal holiday or a day on which such institutions are so authorized to close. The principal of and the premium, if any, and interest on this bond shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, designated for that purpose, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

This bond is one of the bonds of a series designated as First Mortgage Bonds, 3.21% Series due 2017 (sometimes herein referred to as the “2017 Bonds” or the “Bonds”) issued under and in accordance with and secured by an indenture dated as of September 1, 1945, given by the Company (or its predecessor, Consumers Power Company, a Maine corporation) to City Bank Farmers Trust Company (The Bank of New York Mellon, successor) (hereinafter sometimes referred to as the “Trustee”), together with indentures supplemental thereto, heretofore or hereafter executed, to which indenture and indentures supplemental thereto (hereinafter referred to collectively as the “Indenture”) reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security and the rights, duties and immunities thereunder of the Trustee and the rights of the holders of said bonds and of the Trustee and of the Company in respect of such security, and the limitations on such rights. By the terms of the Indenture, the bonds to be secured thereby are issuable in series which may vary as to date, amount, date of maturity, rate of interest and in other respects as provided in the Indenture.

Any or all of the 2017 Bonds may be redeemed by the Company, at any time and from time to time prior to maturity, at a redemption price equal to 100% of the principal amount of such 2017 Bonds being redeemed plus the Applicable Premium (as defined below), if any, thereon at the time of redemption, together with accrued interest, if any, thereon to the redemption date. In no event will the redemption price be less than 100% of the principal amount of the 2017 Bonds plus accrued interest, if any, thereon to the redemption date.

“Applicable Premium” means, with respect to a 2017 Bond (or portion thereof) being redeemed at any time, the excess of (a) the present value at such time of the principal amount of such 2017 Bond (or portion thereof) being redeemed plus all scheduled interest payments on such 2017 Bond (or portion thereof excluding interest accrued to the redemption date) after the redemption date, which present value shall be computed using a discount rate equal to the Treasury Rate (as defined below) plus 50 basis points, over (b) the principal amount of such 2017 Bond (or portion thereof) being redeemed at such time. For purposes of this definition, the present values of interest and principal payments will be determined in accordance with generally accepted principles of financial analysis.

“Treasury Rate” means the yield to maturity at the time of computation of on-the-run United States Treasury securities adjusted to constant maturity under the caption “Treasury constant maturities, Nominal” (as compiled and published in the most recent Federal Reserve Statistical Release H.15(519) (the “Statistical Release”)) which has become publicly available at least two Business Days prior to the redemption date (or, if such Statistical Release is no longer published, any publicly available source of similar market data) most nearly equal to the then remaining average life to stated maturity of the 2017 Bonds; provided, however, that if the average life (rounded to the first decimal point) to stated maturity of the 2017 Bonds is not equal to the constant maturity of an on-the-run United States Treasury security for which a weekly average yield (in the Statistical Release columns labeled “Week Ending”) is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of on-the-run United States Treasury securities for which such yields are given.

The Treasury Rate will be calculated on the third Business Day preceding the date fixed for redemption.

If the original redemption date is on or after a record date and on or before the relevant interest payment date, the accrued and unpaid interest, if any, will be paid to the person or entity in whose name the 2017 Bond is registered at the close of business on the record date, and no additional interest will be payable to the holders whose 2017 Bonds shall be subject to redemption.

If less than all of the 2017 Bonds are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, the particular 2017 Bonds or portions thereof to be redeemed. Notice of redemption shall be given by mail not less than 30 nor more than 60 days prior to the date fixed for redemption to the holders of the 2017 Bonds to be redeemed; provided, however, that the failure to duly give such notice by mail, or any defect therein, shall not affect the validity of any proceedings for the redemption of the 2017 Bonds as to which there shall have been no such failure or defect. On and after the date fixed for redemption (unless the Company shall default in the payment of the 2017 Bonds or portions thereof to be redeemed at the applicable redemption price, together with accrued interest, if any, thereon to such date), interest on the 2017 Bonds or the portions thereof so called for redemption shall cease to accrue.

This bond is not redeemable by the operation of the improvement fund or the maintenance and replacement provisions of the Indenture or with the proceeds of released property.

In case of certain defaults as specified in the Indenture, the principal of this bond may be declared or may become due and payable on the conditions, at the time, in the manner and with the effect provided in the Indenture. The holders of certain specified percentages of the bonds at the time outstanding, including in certain cases specified percentages of bonds of particular series, may in certain cases, to the extent and as provided in the Indenture, waive certain defaults thereunder and the consequences of such defaults.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company’s interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty per centum in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and the rights of the holders of the bonds and coupons; provided, however, that no such modification or alteration shall be made without the written approval or consent of the holder hereof which will (a) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon or reduce the amount of the principal hereof or reduce any premium payable on the redemption hereof, (b) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (c) reduce the percentage of the principal amount of the bonds upon the approval or consent of the holders of which modifications or alterations may be made as aforesaid.

The Company reserves the right, without any consent, vote or other action by holders of the 2017 Bonds or any other series created after the Sixty-eighth Supplemental Indenture to amend the Indenture to reduce the percentage of the principal amount of bonds the holders of which are required to approve any supplemental indenture (other than any supplemental indenture which is subject to the proviso contained in the immediately preceding sentence) (a) from not less than seventy-five per centum (including sixty per centum of each series affected) to not less than a majority in principal amount of the bonds at the time outstanding or (b) in case fewer than all series are affected, not less than a majority in principal amount of the bonds of all affected series, voting together.

No recourse shall be had for the payment of the principal of or premium, if any, or interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, director or officer, past, present or future, as such, of the Company, or of any predecessor or successor company, either directly or through the Company, or such predecessor or successor company, or otherwise, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

This bond shall be exchangeable for other registered bonds of the same series, in the manner and upon the conditions prescribed in the Indenture, upon the surrender of such bonds at the office or agency of the Company in the Borough of Manhattan, The City of New York. However, notwithstanding the provisions of Section 2.05 of the Indenture, no charge shall be made upon any registration of transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company.

[END OF FORM OF REGISTERED BOND OF THE 2017 BONDS]
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[FORM OF REGISTERED BOND OF THE 2020 BONDS]
[FACE]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

CONSUMERS ENERGY COMPANY
FIRST MORTGAGE BOND
3.77% SERIES DUE 2020

PPN: $

No.:

CONSUMERS ENERGY COMPANY, a Michigan corporation (hereinafter called the “Company”), for value received, hereby promises to pay to       , or registered assigns, the principal sum of      Dollars ($     ) on October 15, 2020, and to pay to the registered holder hereof interest on said sum from the latest semi-annual interest payment date to which interest has been paid on the bonds of this series preceding the date hereof, unless the date hereof be an interest payment date to which interest is being paid, in which case from the date hereof, or unless the date hereof is prior to April 15, 2011, in which case from October 15, 2010 (or if this bond is dated between the record date for any interest payment date and such interest payment date, then from such interest payment date, provided, however, that if the Company shall default in payment of the interest due on such interest payment date, then from the next preceding semi-annual interest payment date to which interest has been paid on the bonds of this series, or if such interest payment date is April 15, 2011, from October 15, 2010), at the rate per annum, until the principal hereof shall have become due and payable, specified in the title of this bond, payable on April 15 and October 15 in each year. The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Indenture of the certificate hereon.

IN WITNESS WHEREOF, Consumers Energy Company has caused this bond to be executed in its name by its Chairman of the Board, its President or one of its Vice Presidents by his or her signature or a facsimile thereof, and its corporate seal or a facsimile thereof to be affixed hereto or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries by his or her signature or a facsimile thereof.

CONSUMERS ENERGY COMPANY

Dated:

By:
Printed:
Title:

Attest:

TRUSTEE’S AUTHENTICATION CERTIFICATE

This is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, Trustee

By:
Authorized Officer

[REVERSE]
CONSUMERS ENERGY COMPANY
FIRST MORTGAGE BOND
3.77% SERIES DUE 2020

The interest payable on any April 15 or October 15 will, subject to certain exceptions provided in the Indenture hereinafter mentioned, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be the first calendar day of the month in which such interest payment date occurs, or, if such April 15 or October 15 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, The City of New York, are authorized to close, the next succeeding day which shall not be a legal holiday or a day on which such institutions are so authorized to close. The principal of and the premium, if any, and interest on this bond shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, designated for that purpose, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

This bond is one of the bonds of a series designated as First Mortgage Bonds, 3.77% Series due 2020 (sometimes herein referred to as the “2020 Bonds” or the “Bonds”) issued under and in accordance with and secured by an indenture dated as of September 1, 1945, given by the Company (or its predecessor, Consumers Power Company, a Maine corporation) to City Bank Farmers Trust Company (The Bank of New York Mellon, successor) (hereinafter sometimes referred to as the “Trustee”), together with indentures supplemental thereto, heretofore or hereafter executed, to which indenture and indentures supplemental thereto (hereinafter referred to collectively as the “Indenture”) reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security and the rights, duties and immunities thereunder of the Trustee and the rights of the holders of said bonds and of the Trustee and of the Company in respect of such security, and the limitations on such rights. By the terms of the Indenture, the bonds to be secured thereby are issuable in series which may vary as to date, amount, date of maturity, rate of interest and in other respects as provided in the Indenture.

Any or all of the 2020 Bonds may be redeemed by the Company, at any time and from time to time prior to maturity, at a redemption price equal to 100% of the principal amount of such 2020 Bonds being redeemed plus the Applicable Premium (as defined below), if any, thereon at the time of redemption, together with accrued interest, if any, thereon to the redemption date. In no event will the redemption price be less than 100% of the principal amount of the 2020 Bonds plus accrued interest, if any, thereon to the redemption date.

“Applicable Premium” means, with respect to a 2020 Bond (or portion thereof) being redeemed at any time, the excess of (a) the present value at such time of the principal amount of such 2020 Bond (or portion thereof) being redeemed plus all scheduled interest payments on such 2020 Bond (or portion thereof excluding interest accrued to the redemption date) after the redemption date, which present value shall be computed using a discount rate equal to the Treasury Rate (as defined below) plus 50 basis points, over (b) the principal amount of such 2020 Bond (or portion thereof) being redeemed at such time. For purposes of this definition, the present values of interest and principal payments will be determined in accordance with generally accepted principles of financial analysis.

“Treasury Rate” means the yield to maturity at the time of computation of on-the-run United States Treasury securities adjusted to constant maturity under the caption “Treasury constant maturities, Nominal” (as compiled and published in the most recent Federal Reserve Statistical Release H.15(519) (the “Statistical Release”)) which has become publicly available at least two Business Days prior to the redemption date (or, if such Statistical Release is no longer published, any publicly available source of similar market data) most nearly equal to the then remaining average life to stated maturity of the 2020 Bonds; provided, however, that if the average life (rounded to the first decimal point) to stated maturity of the 2020 Bonds is not equal to the constant maturity of an on-the-run United States Treasury security for which a weekly average yield (in the Statistical Release columns labeled “Week Ending”) is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of on-the-run United States Treasury securities for which such yields are given.

The Treasury Rate will be calculated on the third Business Day preceding the date fixed for redemption.

If the original redemption date is on or after a record date and on or before the relevant interest payment date, the accrued and unpaid interest, if any, will be paid to the person or entity in whose name the 2020 Bond is registered at the close of business on the record date, and no additional interest will be payable to the holders whose 2020 Bonds shall be subject to redemption.

If less than all of the 2020 Bonds are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, the particular 2020 Bonds or portions thereof to be redeemed. Notice of redemption shall be given by mail not less than 30 nor more than 60 days prior to the date fixed for redemption to the holders of the 2020 Bonds to be redeemed; provided, however, that the failure to duly give such notice by mail, or any defect therein, shall not affect the validity of any proceedings for the redemption of the 2020 Bonds as to which there shall have been no such failure or defect. On and after the date fixed for redemption (unless the Company shall default in the payment of the 2020 Bonds or portions thereof to be redeemed at the applicable redemption price, together with accrued interest, if any, thereon to such date), interest on the 2020 Bonds or the portions thereof so called for redemption shall cease to accrue.

This bond is not redeemable by the operation of the improvement fund or the maintenance and replacement provisions of the Indenture or with the proceeds of released property.

In case of certain defaults as specified in the Indenture, the principal of this bond may be declared or may become due and payable on the conditions, at the time, in the manner and with the effect provided in the Indenture. The holders of certain specified percentages of the bonds at the time outstanding, including in certain cases specified percentages of bonds of particular series, may in certain cases, to the extent and as provided in the Indenture, waive certain defaults thereunder and the consequences of such defaults.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company’s interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty per centum in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and the rights of the holders of the bonds and coupons; provided, however, that no such modification or alteration shall be made without the written approval or consent of the holder hereof which will (a) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon or reduce the amount of the principal hereof or reduce any premium payable on the redemption hereof, (b) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (c) reduce the percentage of the principal amount of the bonds upon the approval or consent of the holders of which modifications or alterations may be made as aforesaid.

The Company reserves the right, without any consent, vote or other action by holders of the 2020 Bonds or any other series created after the Sixty-eighth Supplemental Indenture to amend the Indenture to reduce the percentage of the principal amount of bonds the holders of which are required to approve any supplemental indenture (other than any supplemental indenture which is subject to the proviso contained in the immediately preceding sentence) (a) from not less than seventy-five per centum (including sixty per centum of each series affected) to not less than a majority in principal amount of the bonds at the time outstanding or (b) in case fewer than all series are affected, not less than a majority in principal amount of the bonds of all affected series, voting together.

No recourse shall be had for the payment of the principal of or premium, if any, or interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, director or officer, past, present or future, as such, of the Company, or of any predecessor or successor company, either directly or through the Company, or such predecessor or successor company, or otherwise, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

This bond shall be exchangeable for other registered bonds of the same series, in the manner and upon the conditions prescribed in the Indenture, upon the surrender of such bonds at the office or agency of the Company in the Borough of Manhattan, The City of New York. However, notwithstanding the provisions of Section 2.05 of the Indenture, no charge shall be made upon any registration of transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company.

[END OF FORM OF REGISTERED BOND OF THE 2020 BONDS]
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[FORM OF REGISTERED BOND OF THE 2040 BONDS]
[FACE]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

CONSUMERS ENERGY COMPANY
FIRST MORTGAGE BOND
4.97% SERIES DUE 2040

PPN: $

No.:

CONSUMERS ENERGY COMPANY, a Michigan corporation (hereinafter called the “Company”), for value received, hereby promises to pay to       , or registered assigns, the principal sum of      Dollars ($     ) on October 15, 2040, and to pay to the registered holder hereof interest on said sum from the latest semi-annual interest payment date to which interest has been paid on the bonds of this series preceding the date hereof, unless the date hereof be an interest payment date to which interest is being paid, in which case from the date hereof, or unless the date hereof is prior to April 15, 2011, in which case from October 15, 2010 (or if this bond is dated between the record date for any interest payment date and such interest payment date, then from such interest payment date, provided, however, that if the Company shall default in payment of the interest due on such interest payment date, then from the next preceding semi-annual interest payment date to which interest has been paid on the bonds of this series, or if such interest payment date is April 15, 2011, from October 15, 2010), at the rate per annum, until the principal hereof shall have become due and payable, specified in the title of this bond, payable on April 15 and October 15 in each year. The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Indenture of the certificate hereon.

IN WITNESS WHEREOF, Consumers Energy Company has caused this bond to be executed in its name by its Chairman of the Board, its President or one of its Vice Presidents by his or her signature or a facsimile thereof, and its corporate seal or a facsimile thereof to be affixed hereto or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries by his or her signature or a facsimile thereof.

CONSUMERS ENERGY COMPANY

Dated:

By:
Printed:
Title:

Attest:

TRUSTEE’S AUTHENTICATION CERTIFICATE

This is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, Trustee

By:
Authorized Officer

[REVERSE]
CONSUMERS ENERGY COMPANY
FIRST MORTGAGE BOND
4.97% SERIES DUE 2040

The interest payable on any April 15 or October 15 will, subject to certain exceptions provided in the Indenture hereinafter mentioned, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be the first calendar day of the month in which such interest payment date occurs, or, if such April 15 or October 15 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, The City of New York, are authorized to close, the next succeeding day which shall not be a legal holiday or a day on which such institutions are so authorized to close. The principal of and the premium, if any, and interest on this bond shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, designated for that purpose, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

This bond is one of the bonds of a series designated as First Mortgage Bonds, 4.97% Series due 2040 (sometimes herein referred to as the “2040 Bonds” or the “Bonds”) issued under and in accordance with and secured by an indenture dated as of September 1, 1945, given by the Company (or its predecessor, Consumers Power Company, a Maine corporation) to City Bank Farmers Trust Company (The Bank of New York Mellon, successor) (hereinafter sometimes referred to as the “Trustee”), together with indentures supplemental thereto, heretofore or hereafter executed, to which indenture and indentures supplemental thereto (hereinafter referred to collectively as the “Indenture”) reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security and the rights, duties and immunities thereunder of the Trustee and the rights of the holders of said bonds and of the Trustee and of the Company in respect of such security, and the limitations on such rights. By the terms of the Indenture, the bonds to be secured thereby are issuable in series which may vary as to date, amount, date of maturity, rate of interest and in other respects as provided in the Indenture.

Any or all of the 2040 Bonds may be redeemed by the Company, at any time and from time to time prior to maturity, at a redemption price equal to 100% of the principal amount of such 2040 Bonds being redeemed plus the Applicable Premium (as defined below), if any, thereon at the time of redemption, together with accrued interest, if any, thereon to the redemption date. In no event will the redemption price be less than 100% of the principal amount of the 2040 Bonds plus accrued interest, if any, thereon to the redemption date.

“Applicable Premium” means, with respect to a 2040 Bond (or portion thereof) being redeemed at any time, the excess of (a) the present value at such time of the principal amount of such 2040 Bond (or portion thereof) being redeemed plus all scheduled interest payments on such 2040 Bond (or portion thereof excluding interest accrued to the redemption date) after the redemption date, which present value shall be computed using a discount rate equal to the Treasury Rate (as defined below) plus 50 basis points, over (b) the principal amount of such 2040 Bond (or portion thereof) being redeemed at such time. For purposes of this definition, the present values of interest and principal payments will be determined in accordance with generally accepted principles of financial analysis.

“Treasury Rate” means the yield to maturity at the time of computation of on-the-run United States Treasury securities adjusted to constant maturity under the caption “Treasury constant maturities, Nominal” (as compiled and published in the most recent Federal Reserve Statistical Release H.15(519) (the “Statistical Release”)) which has become publicly available at least two Business Days prior to the redemption date (or, if such Statistical Release is no longer published, any publicly available source of similar market data) most nearly equal to the then remaining average life to stated maturity of the 2040 Bonds; provided, however, that if the average life (rounded to the first decimal point) to stated maturity of the 2040 Bonds is not equal to the constant maturity of an on-the-run United States Treasury security for which a weekly average yield (in the Statistical Release columns labeled “Week Ending”) is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of on-the-run United States Treasury securities for which such yields are given.

The Treasury Rate will be calculated on the third Business Day preceding the date fixed for redemption.

If the original redemption date is on or after a record date and on or before the relevant interest payment date, the accrued and unpaid interest, if any, will be paid to the person or entity in whose name the 2040 Bond is registered at the close of business on the record date, and no additional interest will be payable to the holders whose 2040 Bonds shall be subject to redemption.

If less than all of the 2040 Bonds are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, the particular 2040 Bonds or portions thereof to be redeemed. Notice of redemption shall be given by mail not less than 30 nor more than 60 days prior to the date fixed for redemption to the holders of the 2040 Bonds to be redeemed; provided, however, that the failure to duly give such notice by mail, or any defect therein, shall not affect the validity of any proceedings for the redemption of the 2040 Bonds as to which there shall have been no such failure or defect. On and after the date fixed for redemption (unless the Company shall default in the payment of the 2040 Bonds or portions thereof to be redeemed at the applicable redemption price, together with accrued interest, if any, thereon to such date), interest on the 2040 Bonds or the portions thereof so called for redemption shall cease to accrue.

This bond is not redeemable by the operation of the improvement fund or the maintenance and replacement provisions of the Indenture or with the proceeds of released property.

In case of certain defaults as specified in the Indenture, the principal of this bond may be declared or may become due and payable on the conditions, at the time, in the manner and with the effect provided in the Indenture. The holders of certain specified percentages of the bonds at the time outstanding, including in certain cases specified percentages of bonds of particular series, may in certain cases, to the extent and as provided in the Indenture, waive certain defaults thereunder and the consequences of such defaults.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company’s interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty per centum in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and the rights of the holders of the bonds and coupons; provided, however, that no such modification or alteration shall be made without the written approval or consent of the holder hereof which will (a) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon or reduce the amount of the principal hereof or reduce any premium payable on the redemption hereof, (b) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (c) reduce the percentage of the principal amount of the bonds upon the approval or consent of the holders of which modifications or alterations may be made as aforesaid.

The Company reserves the right, without any consent, vote or other action by holders of the 2040 Bonds or any other series created after the Sixty-eighth Supplemental Indenture to amend the Indenture to reduce the percentage of the principal amount of bonds the holders of which are required to approve any supplemental indenture (other than any supplemental indenture which is subject to the proviso contained in the immediately preceding sentence) (a) from not less than seventy-five per centum (including sixty per centum of each series affected) to not less than a majority in principal amount of the bonds at the time outstanding or (b) in case fewer than all series are affected, not less than a majority in principal amount of the bonds of all affected series, voting together.

No recourse shall be had for the payment of the principal of or premium, if any, or interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, director or officer, past, present or future, as such, of the Company, or of any predecessor or successor company, either directly or through the Company, or such predecessor or successor company, or otherwise, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

This bond shall be exchangeable for other registered bonds of the same series, in the manner and upon the conditions prescribed in the Indenture, upon the surrender of such bonds at the office or agency of the Company in the Borough of Manhattan, The City of New York. However, notwithstanding the provisions of Section 2.05 of the Indenture, no charge shall be made upon any registration of transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company.

[END OF FORM OF REGISTERED BOND OF THE 2040 BONDS]
- — - — - — - — - — - — - — -

AND WHEREAS all acts and things necessary to make the Bonds when duly executed by the Company and authenticated by the Trustee or its agent and issued as prescribed in the Indenture, as heretofore supplemented and amended, and this Supplemental Indenture, the valid, binding and legal obligations of the Company, and to constitute the Indenture, as supplemented and amended as aforesaid, as well as by this Supplemental Indenture, a valid, binding and legal instrument for the security thereof, have been done and performed, and the creation, execution and delivery of this Supplemental Indenture and the creation, execution and issuance of bonds subject to the terms hereof and of the Indenture, as so supplemented and amended, have in all respects been duly authorized;

NOW, THEREFORE, in consideration of the premises, of the acceptance and purchase by the holders thereof of the bonds issued and to be issued under the Indenture, as supplemented and amended as above set forth, duly paid by the Trustee to the Company, and of other good and valuable considerations, the receipt whereof is hereby acknowledged, and for the purpose of securing the due and punctual payment of the principal of and premium, if any, and interest on all bonds now outstanding under the Indenture and the $50,000,000 principal amount of the 2015 Bonds, the $100,000,000 principal amount of the 2017 Bonds, the $100,000,000 principal amount of the 2020 Bonds, and the $50,000,000 principal amount of the 2040 Bonds, and all other bonds which shall be issued under the Indenture, as supplemented and amended from time to time, and for the purpose of securing the faithful performance and observance of all covenants and conditions therein, and in any indenture supplemental thereto, set forth, the Company has given, granted, bargained, sold, released, transferred, assigned, hypothecated, pledged, mortgaged, confirmed, set over, warranted, alienated and conveyed and by these presents does give, grant, bargain, sell, release, transfer, assign, hypothecate, pledge, mortgage, confirm, set over, warrant, alienate and convey unto The Bank of New York Mellon, as Trustee, as provided in the Indenture, and its successor or successors in the trust thereby and hereby created and to its or their assigns forever, all the right, title and interest of the Company in and to all the property, described in Section 13 hereof, together (subject to the provisions of Article X of the Indenture) with the tolls, rents, revenues, issues, earnings, income, products and profits thereof, excepting, however, the property, interests and rights specifically excepted from the lien of the Indenture as set forth in the Indenture;

TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any wise appertaining to the premises, property, franchises and rights, or any thereof, referred to in the foregoing granting clause, with the reversion and reversions, remainder and remainders and (subject to the provisions of Article X of the Indenture) the tolls, rents, revenues, issues, earnings, income, products and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid premises, property, franchises and rights and every part and parcel thereof;

SUBJECT, HOWEVER, with respect to such premises, property, franchises and rights, to excepted encumbrances as said term is defined in Section 1.02 of the Indenture, and subject also to all defects and limitations of title and to all encumbrances existing at the time of acquisition.

TO HAVE AND TO HOLD all said premises, property, franchises and rights hereby conveyed, assigned, pledged or mortgaged, or intended so to be, unto the Trustee, its successor or successors in trust and their assigns forever;

BUT IN TRUST, NEVERTHELESS, with power of sale for the equal and proportionate benefit and security of the holders of all bonds now or hereafter authenticated and delivered under and secured by the Indenture and interest coupons appurtenant thereto, pursuant to the provisions of the Indenture and of any supplemental indenture, and for the enforcement of the payment of said bonds and coupons when payable and the performance of and compliance with the covenants and conditions of the Indenture and of any supplemental indenture, without any preference, distinction or priority as to lien or otherwise of any bond or bonds over others by reason of the difference in time of the actual authentication, delivery, issue, sale or negotiation thereof or for any other reason whatsoever, except as otherwise expressly provided in the Indenture; and so that each and every bond now or hereafter authenticated and delivered thereunder shall have the same lien, and so that the principal of and premium, if any, and interest on every such bond shall, subject to the terms thereof, be equally and proportionately secured, as if it had been made, executed, authenticated, delivered, sold and negotiated simultaneously with the execution and delivery thereof;

AND IT IS EXPRESSLY DECLARED by the Company that all bonds authenticated and delivered under and secured by the Indenture, as supplemented and amended as above set forth, are to be issued, authenticated and delivered, and all said premises, property, franchises and rights hereby and by the Indenture and indentures supplemental thereto conveyed, assigned, pledged or mortgaged, or intended so to be, are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes expressed in the Indenture, as supplemented and amended as above set forth, and the parties hereto mutually agree as follows:

SECTION 1. There is hereby created one series of bonds (the “2015 Bonds”) designated as hereinabove provided, which shall also bear the descriptive title “First Mortgage Bond”, and the form thereof shall be substantially as hereinbefore set forth. The 2015 Bonds shall be issued in the aggregate principal amount of $50,000,000, shall mature on October 15, 2015 and shall be issued only as registered bonds without coupons in denominations of $100,000 and any multiple thereof. The serial numbers of the 2015 Bonds shall be such as may be approved by any officer of the Company, the execution thereof by any such officer either manually or by facsimile signature to be conclusive evidence of such approval. The 2015 Bonds shall bear interest at the rate per annum, until the principal thereof shall have become due and payable, specified in the title thereto, payable semi-annually on April 15 and October 15 in each year. The principal of and the premium, if any, and the interest on said bonds shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, at the office or agency of the Company in the City of New York, designated for that purpose. The 2015 Bonds shall be exchangeable for other registered bonds of the same series, in the manner and upon the conditions prescribed in the Indenture, upon the surrender of such bonds at the office or agency of the Company in the Borough of Manhattan, The City of New York. However, notwithstanding the provisions of Section 2.05 of the Indenture, no charge shall be made upon any registration of transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company.

SECTION 2. There is hereby created one series of bonds (the “2017 Bonds”) designated as hereinabove provided, which shall also bear the descriptive title “First Mortgage Bond”, and the form thereof shall be substantially as hereinbefore set forth. The 2017 Bonds shall be issued in the aggregate principal amount of $100,000,000, shall mature on October 15, 2017 and shall be issued only as registered bonds without coupons in denominations of $100,000 and any multiple thereof. The serial numbers of the 2017 Bonds shall be such as may be approved by any officer of the Company, the execution thereof by any such officer either manually or by facsimile signature to be conclusive evidence of such approval. The 2017 Bonds shall bear interest at the rate per annum, until the principal thereof shall have become due and payable, specified in the title thereto, payable semi-annually on April 15 and October 15 in each year. The principal of and the premium, if any, and the interest on said bonds shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, at the office or agency of the Company in the City of New York, designated for that purpose. The 2017 Bonds shall be exchangeable for other registered bonds of the same series, in the manner and upon the conditions prescribed in the Indenture, upon the surrender of such bonds at the office or agency of the Company in the Borough of Manhattan, The City of New York. However, notwithstanding the provisions of Section 2.05 of the Indenture, no charge shall be made upon any registration of transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company.

SECTION 3. There is hereby created one series of bonds (the “2020 Bonds”) designated as hereinabove provided, which shall also bear the descriptive title “First Mortgage Bond”, and the form thereof shall be substantially as hereinbefore set forth. The 2020 Bonds shall be issued in the aggregate principal amount of $100,000,000, shall mature on October 15, 2020 and shall be issued only as registered bonds without coupons in denominations of $100,000 and any multiple thereof. The serial numbers of the 2020 Bonds shall be such as may be approved by any officer of the Company, the execution thereof by any such officer either manually or by facsimile signature to be conclusive evidence of such approval. The 2020 Bonds shall bear interest at the rate per annum, until the principal thereof shall have become due and payable, specified in the title thereto, payable semi-annually on April 15 and October 15 in each year. The principal of and the premium, if any, and the interest on said bonds shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, at the office or agency of the Company in the City of New York, designated for that purpose. The 2020 Bonds shall be exchangeable for other registered bonds of the same series, in the manner and upon the conditions prescribed in the Indenture, upon the surrender of such bonds at the office or agency of the Company in the Borough of Manhattan, The City of New York. However, notwithstanding the provisions of Section 2.05 of the Indenture, no charge shall be made upon any registration of transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company.

SECTION 4. There is hereby created one series of bonds (the “2040 Bonds”) designated as hereinabove provided, which shall also bear the descriptive title “First Mortgage Bond”, and the form thereof shall be substantially as hereinbefore set forth. The 2040 Bonds shall be issued in the aggregate principal amount of $50,000,000, shall mature on October 15, 2040 and shall be issued only as registered bonds without coupons in denominations of $100,000 and any multiple thereof. The serial numbers of the 2040 Bonds shall be such as may be approved by any officer of the Company, the execution thereof by any such officer either manually or by facsimile signature to be conclusive evidence of such approval. The 2040 Bonds shall bear interest at the rate per annum, until the principal thereof shall have become due and payable, specified in the title thereto, payable semi-annually on April 15 and October 15 in each year. The principal of and the premium, if any, and the interest on said bonds shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, at the office or agency of the Company in the City of New York, designated for that purpose. The 2040 Bonds shall be exchangeable for other registered bonds of the same series, in the manner and upon the conditions prescribed in the Indenture, upon the surrender of such bonds at the office or agency of the Company in the Borough of Manhattan, The City of New York. However, notwithstanding the provisions of Section 2.05 of the Indenture, no charge shall be made upon any registration of transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company.

SECTION 5. Any or all of the 2015 Bonds, the 2017 Bonds, the 2020 Bonds and the 2040 Bonds may be redeemed by the Company at any time and from time to time prior to maturity, at a redemption price equal to 100% of the principal amount of such Bonds being redeemed plus the Applicable Premium (as defined below), if any, thereon at the time of redemption, together with accrued interest, if any, thereon to the redemption date. In no event will the redemption price be less than 100% of the principal amount of the Bonds plus accrued interest, if any, thereon to the redemption date.

“Applicable Premium” means, with respect to a Bond (or portion thereof) being redeemed at any time, the excess of (A) the present value at such time of the principal amount of such Bond (or portion thereof) being redeemed plus all scheduled interest payments on such Bond (or portion thereof excluding interest accrued to the redemption date) after the redemption date, which present value shall be computed using a discount rate equal to the Treasury Rate (as defined below) plus 50 basis points, over (b) the principal amount of such Bond (or portion thereof) being redeemed at such time. For purposes of this definition, the present values of interest and principal payments will be determined in accordance with generally accepted principles of financial analysis.

“Treasury Rate” means the yield to maturity at the time of computation of on-the-run United States Treasury securities adjusted to constant maturity under the caption “Treasury constant maturities, Nominal” (as compiled and published in the most recent Federal Reserve Statistical Release H.15(519) (the “Statistical Release”)) which has become publicly available at least two Business Days prior to the redemption date (or, if such Statistical Release is no longer published, any publicly available source of similar market data) most nearly equal to the then remaining average life to stated maturity of the Bonds; provided, however, that if the average life (rounded to the first decimal point) to stated maturity of the Bonds is not equal to the constant maturity of an on-the-run United States Treasury security for which a weekly average yield (in the Statistical Release columns labeled “Week Ending”) is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of on-the-run United States Treasury securities for which such yields are given.

The Treasury Rate will be calculated on the third Business Day preceding the date fixed for redemption.

If the original redemption date is on or after a record date and on or before the relevant interest payment date, the accrued and unpaid interest, if any, will be paid to the person or entity in whose name the Bond is registered at the close of business on the record date, and no additional interest will be payable to the holders whose 2015 Bonds, 2017 Bonds, 2020 Bonds or 2040 Bonds, as the case may be, shall be subject to redemption.

If less than all of the 2015 Bonds, 2017 Bonds, 2020 Bonds and 2040 Bonds, as the case may be, are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, the particular 2015 Bonds, 2017 Bonds, 2020 Bonds and 2040 Bonds or portions thereof to be redeemed, as the case may be. Notice of redemption shall be given by mail not less than 30 nor more than 60 days prior to the date fixed for redemption to the holders of the Bonds to be redeemed; provided, however, that the failure to duly give such notice by mail, or any defect therein, shall not affect the validity of any proceedings for the redemption of the Bonds as to which there shall have been no such failure or defect. On and after the date fixed for redemption (unless the Company shall default in the payment of the Bonds or portions thereof to be redeemed at the applicable redemption price, together with accrued interest, if any, thereon to such date), interest on the 2015 Bonds, 2017 Bonds, 2020 Bonds and 2040 Bonds or the portions thereof, as the case may be, so called for redemption shall cease to accrue.

SECTION 6. The Bonds are not redeemable by the operation of the maintenance and replacement provisions of this Indenture or with the proceeds of released property or in any other manner except as set forth in Section 5 hereof.

SECTION 7. The Company reserves the right, without any consent, vote or other action by the holders of the 2015 Bonds, 2017 Bonds, 2020 Bonds and 2040 Bonds or of any subsequent series of bonds issued under the Indenture, to make such amendments to the Indenture, as supplemented, as shall be necessary in order to amend Section 17.02 to read as follows:

SECTION 17.02. With the consent of the holders of not less than a majority in principal amount of the bonds at the time outstanding or their attorneys-in-fact duly authorized, or, if fewer than all series are affected, not less than a majority in principal amount of the bonds at the time outstanding of each series the rights of the holders of which are affected, voting together, the Company, when authorized by a resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or modifying the rights and obligations of the Company and the rights of the holders of any of the bonds and coupons; provided, however, that no such supplemental indenture shall (1) extend the maturity of any of the bonds or reduce the rate or extend the time of payment of interest thereon, or reduce the amount of the principal thereof, or reduce any premium payable on the redemption thereof, without the consent of the holder of each bond so affected, or (2) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of this Indenture, without the consent of the holders of all the bonds then outstanding, or (3) reduce the aforesaid percentage of the principal amount of bonds the holders of which are required to approve any such supplemental indenture, without the consent of the holders of all the bonds then outstanding. For the purposes of this Section, bonds shall be deemed to be affected by a supplemental indenture if such supplemental indenture adversely affects or diminishes the rights of holders thereof against the Company or against its property. The Trustee may in its discretion determine whether or not, in accordance with the foregoing, bonds of any particular series would be affected by any supplemental indenture and any such determination shall be conclusive upon the holders of bonds of such series and all other series. Subject to the provisions of Sections 16.02 and 16.03 hereof, the Trustee shall not be liable for any determination made in good faith in connection herewith.

Upon the written request of the Company, accompanied by a resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of bondholders as aforesaid (the instrument or instruments evidencing such consent to be dated within one year of such request), the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture.

It shall not be necessary for the consent of the bondholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

The Company and the Trustee, if they so elect, and either before or after such consent has been obtained, may require the holder of any bond consenting to the execution of any such supplemental indenture to submit his bond to the Trustee or to ask such bank, banker or trust company as may be designated by the Trustee for the purpose, for the notation thereon of the fact that the holder of such bond has consented to the execution of such supplemental indenture, and in such case such notation, in form satisfactory to the Trustee, shall be made upon all bonds so submitted, and such bonds bearing such notation shall forthwith be returned to the persons entitled thereto.

Prior to the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Company shall publish a notice, setting forth in general terms the substance of such supplemental indenture, at least once in one daily newspaper of general circulation in each city in which the principal of any of the bonds shall be payable, or, if all bonds outstanding shall be registered bonds without coupons or coupon bonds registered as to principal, such notice shall be sufficiently given if mailed, first class, postage prepaid, and registered if the Company so elects, to each registered holder of bonds at the last address of such holder appearing on the registry books, such publication or mailing, as the case may be, to be made not less than thirty days prior to such execution. Any failure of the Company to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

SECTION 8. As supplemented and amended as above set forth, the Indenture is in all respects ratified and confirmed, and the Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

SECTION 9. The Trustee assumes no responsibility for or in respect of the validity or sufficiency of this Supplemental Indenture or of the Indenture as hereby supplemented or the due execution hereof by the Company or for or in respect of the recitals and statements contained herein (other than those contained in the tenth and eleventh recitals hereof), all of which recitals and statements are made solely by the Company.

SECTION 10. This Supplemental Indenture may be simultaneously executed in several counterparts and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

SECTION 11. In the event the date of any notice required or permitted hereunder shall not be a Business Day, then (notwithstanding any other provision of the Indenture or of any supplemental indenture thereto) such notice need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date fixed for such notice. “Business Day” means, with respect to this Section 11, any day, other than a Saturday or Sunday, on which banks generally are open in New York, New York for the conduct of substantially all of their commercial lending activities and on which interbank wire transfers can be made on the Fedwire system.

SECTION 12. This Supplemental Indenture and the 2015 Bonds, 2017 Bonds, 2020 Bonds and 2040 Bonds shall be governed by and deemed to be a contract under, and construed in accordance with, the laws of the State of Michigan, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise be required by mandatory provisions of law.

SECTION 13. Detailed Description of Property Mortgaged:

I.

ELECTRIC GENERATING PLANTS AND DAMS

All the electric generating plants and stations of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, including all powerhouses, buildings, reservoirs, dams, pipelines, flumes, structures and works and the land on which the same are situated and all water rights and all other lands and easements, rights of way, permits, privileges, towers, poles, wires, machinery, equipment, appliances, appurtenances and supplies and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such plants and stations or any of them, or adjacent thereto.

II.

ELECTRIC TRANSMISSION LINES

All the electric transmission lines of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, including towers, poles, pole lines, wires, switches, switch racks, switchboards, insulators and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such transmission lines or any of them or adjacent thereto; together with all real property, rights of way, easements, permits, privileges, franchises and rights for or relating to the construction, maintenance or operation thereof, through, over, under or upon any private property or any public streets or highways, within as well as without the corporate limits of any municipal corporation. Also all the real property, rights of way, easements, permits, privileges and rights for or relating to the construction, maintenance or operation of certain transmission lines, the land and rights for which are owned by the Company, which are either not built or now being constructed.

III.

ELECTRIC DISTRIBUTION SYSTEMS

All the electric distribution systems of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, including substations, transformers, switchboards, towers, poles, wires, insulators, subways, trenches, conduits, manholes, cables, meters and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such distribution systems or any of them or adjacent thereto; together with all real property, rights of way, easements, permits, privileges, franchises, grants and rights, for or relating to the construction, maintenance or operation thereof, through, over, under or upon any private property or any public streets or highways within as well as without the corporate limits of any municipal corporation.

IV.

ELECTRIC SUBSTATIONS, SWITCHING STATIONS AND SITES

All the substations, switching stations and sites of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, for transforming, regulating, converting or distributing or otherwise controlling electric current at any of its plants and elsewhere, together with all buildings, transformers, wires, insulators and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with any of such substations and switching stations, or adjacent thereto, with sites to be used for such purposes.

V.

GAS COMPRESSOR STATIONS, GAS PROCESSING PLANTS,
DESULPHURIZATION STATIONS, METERING STATIONS,
ODORIZING STATIONS, REGULATORS AND SITES

All the compressor stations, processing plants, desulphurization stations, metering stations, odorizing stations, regulators and sites of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, for compressing, processing, desulphurizing, metering, odorizing and regulating manufactured or natural gas at any of its plants and elsewhere, together with all buildings, meters and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with any of such purposes, with sites to be used for such purposes.

VI.

GAS STORAGE FIELDS

The natural gas rights and interests of the Company, including wells and well lines (but not including natural gas, oil and minerals), the gas gathering system, the underground gas storage rights, the underground gas storage wells and injection and withdrawal system used in connection therewith, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture: In the Overisel Gas Storage Field, located in the Township of Overisel, Allegan County, and in the Township of Zeeland, Ottawa County, Michigan; in the Northville Gas Storage Field located in the Township of Salem, Washtenaw County, Township of Lyon, Oakland County, and the Townships of Northville and Plymouth and City of Plymouth, Wayne County, Michigan; in the Salem Gas Storage Field, located in the Township of Salem, Allegan County, and in the Township of Jamestown, Ottawa County, Michigan; in the Ray Gas Storage Field, located in the Townships of Ray and Armada, Macomb County, Michigan; in the Lenox Gas Storage Field, located in the Townships of Lenox and Chesterfield, Macomb County, Michigan; in the Ira Gas Storage Field, located in the Township of Ira, St. Clair County, Michigan; in the Puttygut Gas Storage Field, located in the Township of Casco, St. Clair County, Michigan; in the Four Corners Gas Storage Field, located in the Townships of Casco, China, Cottrellville and Ira, St. Clair County, Michigan; in the Swan Creek Gas Storage Field, located in the Townships of Casco and Ira, St. Clair County, Michigan; and in the Hessen Gas Storage Field, located in the Townships of Casco and Columbus, St. Clair County, Michigan.

VII.

GAS TRANSMISSION LINES

All the gas transmission lines of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, including gas mains, pipes, pipelines, gates, valves, meters and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such transmission lines or any of them or adjacent thereto; together with all real property, right of way, easements, permits, privileges, franchises and rights for or relating to the construction, maintenance or operation thereof, through, over, under or upon any private property or any public streets or highways, within as well as without the corporate limits of any municipal corporation.

VIII.

GAS DISTRIBUTION SYSTEMS

All the gas distribution systems of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, including tunnels, conduits, gas mains and pipes, service pipes, fittings, gates, valves, connections, meters and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such distribution systems or any of them or adjacent thereto; together with all real property, rights of way, easements, permits, privileges, franchises, grants and rights, for or relating to the construction, maintenance or operation thereof, through, over, under or upon any private property or any public streets or highways within as well as without the corporate limits of any municipal corporation.

IX.

OFFICE BUILDINGS, SERVICE BUILDINGS, GARAGES, ETC.

All office, garage, service and other buildings of the Company, wherever located, in the State of Michigan, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, together with the land on which the same are situated and all easements, rights of way and appurtenances to said lands, together with all furniture and fixtures located in said buildings.

X.

TELEPHONE PROPERTIES AND RADIO COMMUNICATION EQUIPMENT

All telephone lines, switchboards, systems and equipment of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, used or available for use in the operation of its properties, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such telephone properties or any of them or adjacent thereto; together with all real estate, rights of way, easements, permits, privileges, franchises, property, devices or rights related to the dispatch, transmission, reception or reproduction of messages, communications, intelligence, signals, light, vision or sound by electricity, wire or otherwise, including all telephone equipment installed in buildings used as general and regional offices, substations and generating stations and all telephone lines erected on towers and poles; and all radio communication equipment of the Company, together with all property, real or personal (except any in the Indenture expressly excepted), fixed stations, towers, auxiliary radio buildings and equipment, and all appurtenances used in connection therewith, wherever located, in the State of Michigan.

XI.

OTHER REAL PROPERTY

All other real property of the Company and all interests therein, of every nature and description (except any in the Indenture expressly excepted) wherever located, in the State of Michigan, acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture. Such real property includes but is not limited to the following described property, such property is subject to any interests that were excepted or reserved in the conveyance to the Company:

ALCONA COUNTY

Certain land in Caledonia Township, Alcona County, Michigan described as:

The East 330 feet of the South 660 feet of the SW 1/4 of the SW 1/4 of Section 8, T28N, R8E, except the West 264 feet of the South 330 feet thereof; said land being more particularly described as follows: To find the place of beginning of this description, commence at the Southwest corner of said section, run thence East along the South line of said section 1243 feet to the place of beginning of this description, thence continuing East along said South line of said section 66 feet to the West 1/8 line of said section, thence N 02 degrees 09’ 30” E along the said West 1/8 line of said section 660 feet, thence West 330 feet, thence S 02 degrees 09’ 30” W, 330 feet, thence East 264 feet, thence S 02 degrees 09’ 30” W, 330 feet to the place of beginning.

ALLEGAN COUNTY

Certain land in Lee Township, Allegan County, Michigan described as:

The NE 1/4 of the NW 1/4 of Section 16, T1N, R15W.

ALPENA COUNTY

Certain land in Wilson and Green Townships, Alpena County, Michigan described as:

All that part of the S’ly 1/2 of the former Boyne City-Gaylord and Alpena Railroad right of way, being the Southerly 50 feet of a 100 foot strip of land formerly occupied by said Railroad, running from the East line of Section 31, T31N, R7E, Southwesterly across said Section 31 and Sections 5 and 6 of T30N, R7E and Sections 10, 11 and the E 1/2 of Section 9, except the West 1646 feet thereof, all in T30N, R6E.

ANTRIM COUNTY

Certain land in Mancelona Township, Antrim County, Michigan described as:

The S 1/2 of the NE 1/4 of Section 33, T29N, R6W, excepting therefrom all mineral, coal, oil and gas and such other rights as were reserved unto the State of Michigan in that certain deed running from the State of Michigan to August W. Schack and Emma H. Schack, his wife, dated April 15, 1946 and recorded May 20, 1946 in Liber 97 of Deeds on page 682 of Antrim County Records.

ARENAC COUNTY

Certain land in Standish Township, Arenac County, Michigan described as:

A parcel of land in the SW 1/4 of the NW 1/4 of Section 12, T18N, R4E, described as follows: To find the place of beginning of said parcel of land, commence at the Northwest corner of Section 12, T18N, R4E; run thence South along the West line of said section, said West line of said section being also the center line of East City Limits Road 2642.15 feet to the W 1/4 post of said section and the place of beginning of said parcel of land; running thence N 88 degrees 26’ 00” E along the East and West 1/4 line of said section, 660.0 feet; thence North parallel with the West line of said section, 310.0 feet; thence S 88 degrees 26’ 00” W, 330.0 feet; thence South parallel with the West line of said section, 260.0 feet; thence S 88 degrees 26’ 00” W, 330.0 feet to the West line of said section and the center line of East City Limits Road; thence South along the said West line of said section, 50.0 feet to the place of beginning.

BARRY COUNTY

Certain land in Johnstown Township, Barry County, Michigan described as:

A strip of land 311 feet in width across the SW 1/4 of the NE 1/4 of Section 31, T1N, R8W, described as follows: To find the place of beginning of this description, commence at the E 1/4 post of said section; run thence N 00 degrees 55’ 00” E along the East line of said section, 555.84 feet; thence N 59 degrees 36’ 20” W, 1375.64 feet; thence N 88 degrees 30’ 00” W, 130 feet to a point on the East 1/8 line of said section and the place of beginning of this description; thence continuing N 88 degrees 30’ 00” W, 1327.46 feet to the North and South 1/4 line of said section; thence S 00 degrees 39’35” W along said North and South 1/4 line of said section, 311.03 feet to a point, which said point is 952.72 feet distant N’ly from the East and West 1/4 line of said section as measured along said North and South 1/4 line of said section; thence S 88 degrees 30’ 00” E, 1326.76 feet to the East 1/8 line of said section; thence N 00 degrees 47’ 20” E along said East 1/8 line of said section, 311.02 feet to the place of beginning.

BAY COUNTY

Certain land in Frankenlust Township, Bay County, Michigan described as:

The South 250 feet of the N 1/2 of the W 1/2 of the W 1/2 of the SE 1/4 of Section 9, T13N, R4E.

BENZIE COUNTY

Certain land in Benzonia Township, Benzie County, Michigan described as:

A parcel of land in the Northeast 1/4 of Section 7, Township 26 North, Range 14 West, described as beginning at a point on the East line of said Section 7, said point being 320 feet North measured along the East line of said section from the East 1/4 post; running thence West 165 feet; thence North parallel with the East line of said section 165 feet; thence East 165 feet to the East line of said section; thence South 165 feet to the place of beginning.

BRANCH COUNTY

Certain land in Girard Township, Branch County, Michigan described as:

A parcel of land in the NE 1/4 of Section 23 T5S, R6W, described as beginning at a point on the North and South quarter line of said section at a point 1278.27 feet distant South of the North quarter post of said section, said distance being measured along the North and South quarter line of said section, running thence S89 degrees21’E 250 feet, thence North along a line parallel with the said North and South quarter line of said section 200 feet, thence N89 degrees 21’W 250 feet to the North and South quarter line of said section, thence South along said North and South quarter line of said section 200 feet to the place of beginning.

CALHOUN COUNTY

Certain land in Convis Township, Calhoun County, Michigan described as:

A parcel of land in the SE 1/4 of the SE 1/4 of Section 32, T1S, R6W, described as follows: To find the place of beginning of this description, commence at the Southeast corner of said section; run thence North along the East line of said section 1034.32 feet to the place of beginning of this description; running thence N 89 degrees 39’ 52” W, 333.0 feet; thence North 290.0 feet to the South 1/8 line of said section; thence S 89 degrees 39’ 52” E along said South 1/8 line of said section 333.0 feet to the East line of said section; thence South along said East line of said section 290.0 feet to the place of beginning. (Bearings are based on the East line of Section 32, T1S, R6W, from the Southeast corner of said section to the Northeast corner of said section assumed as North.)

CASS COUNTY

Certain easement rights located across land in Marcellus Township, Cass County, Michigan described as:

The East 6 rods of the SW 1/4 of the SE 1/4 of Section 4, T5S, R13W.

CHARLEVOIX COUNTY

Certain land in South Arm Township, Charlevoix County, Michigan described as:

A parcel of land in the SW 1/4 of Section 29, T32N, R7W, described as follows: Beginning at the Southwest corner of said section and running thence North along the West line of said section 788.25 feet to a point which is 528 feet distant South of the South 1/8 line of said section as measured along the said West line of said section; thence N 89 degrees 30’ 19” E, parallel with said South 1/8 line of said section 442.1 feet; thence South 788.15 feet to the South line of said section; thence S 89 degrees 29’ 30” W, along said South line of said section 442.1 feet to the place of beginning.

CHEBOYGAN COUNTY

Certain land in Inverness Township, Cheboygan County, Michigan described as:

A parcel of land in the SW frl 1/4 of Section 31, T37N, R2W, described as beginning at the Northwest corner of the SW frl 1/4, running thence East on the East and West quarter line of said Section, 40 rods, thence South parallel to the West line of said Section 40 rods, thence West 40 rods to the West line of said Section, thence North 40 rods to the place of beginning.

CLARE COUNTY

Certain land in Frost Township, Clare County, Michigan described as:

The East 150 feet of the North 225 feet of the NW 1/4 of the NW 1/4 of Section 15, T20N, R4W.

CLINTON COUNTY

Certain land in Watertown Township, Clinton County, Michigan described as:

The NE 1/4 of the NE 1/4 of the SE 1/4 of Section 22, and the North 165 feet of the NW 1/4 of the NE 1/4 of the SE 1/4 of Section 22, T5N, R3W.

CRAWFORD COUNTY

Certain land in Lovells Township, Crawford County, Michigan described as:

A parcel of land in Section 1, T28N, R1W, described as: Commencing at NW corner said section; thence South 89 degrees53’30” East along North section line 105.78 feet to point of beginning; thence South 89 degrees53’30” East along North section line 649.64 feet; thence South 55 degrees 42’30” East 340.24 feet; thence South 55 degrees 44’ 37”“ East 5,061.81 feet to the East section line; thence South 00 degrees 00’ 08”“ West along East section line 441.59 feet; thence North 55 degrees 44’ 37” West 5,310.48 feet; thence North 55 degrees 42’30” West 877.76 feet to point of beginning.

EATON COUNTY

Certain land in Eaton Township, Eaton County, Michigan described as:

A parcel of land in the SW 1/4 of Section 6, T2N, R4W, described as follows: To find the place of beginning of this description commence at the Southwest corner of said section; run thence N 89 degrees 51’ 30” E along the South line of said section 400 feet to the place of beginning of this description; thence continuing N 89 degrees 51’ 30” E, 500 feet; thence N 00 degrees 50’ 00” W, 600 feet; thence S 89 degrees 51’ 30” W parallel with the South line of said section 500 feet; thence S 00 degrees 50’ 00” E, 600 feet to the place of beginning.

EMMET COUNTY

Certain land in Wawatam Township, Emmet County, Michigan described as:

The West 1/2 of the Northeast 1/4 of the Northeast 1/4 of Section 23, T39N, R4W.

GENESEE COUNTY

Certain land in Argentine Township, Genesee County, Michigan described as:

A parcel of land of part of the SW 1/4 of Section 8, T5N, R5E, being more particularly described as follows:

Beginning at a point of the West line of Duffield Road, 100 feet wide, (as now established) distant 829.46 feet measured N01 degrees42’56”W and 50 feet measured S88 degrees14’04”W` from the South quarter corner, Section 8, T5N, R5E; thence S88 degrees14’04”W a distance of 550 feet; thence N01 degrees42’56”W a distance of 500 feet to a point on the North line of the South half of the Southwest quarter of said Section 8; thence N88 degrees14’04”E along the North line of South half of the Southwest quarter of said Section 8 a distance 550 feet to a point on the West line of Duffield Road, 100 feet wide (as now established); thence S 01 degrees 42’56”E along the West line of said Duffield Road a distance of 500 feet to the point of beginning.

GLADWIN COUNTY

Certain land in Secord Township, Gladwin County, Michigan described as:

The East 400 feet of the South 450 feet of Section 2, T19N, R1E.

GRAND TRAVERSE COUNTY

Certain land in Mayfield Township, Grand Traverse County, Michigan described as:

A parcel of land in the Northwest 1/4 of Section 3, T25N, R11W, described as follows: Commencing at the Northwest corner of said section, running thence S 89 degrees19’15” E along the North line of said section and the center line of Clouss Road 225 feet, thence South 400 feet, thence N 89 degrees19’15” W 225 feet to the West line of said section and the center line of Hannah Road, thence North along the West line of said section and the center line of Hannah Road 400 feet to the place of beginning for this description.

GRATIOT COUNTY

Certain land in Fulton Township, Gratiot County, Michigan described as:

A parcel of land in the NE 1/4 of Section 7, Township 9 North, Range 3 West, described as beginning at a point on the North line of George Street in the Village of Middleton, which is 542 feet East of the North and South one-quarter (1/4) line of said Section 7; thence North 100 feet; thence East 100 feet; thence South 100 feet to the North line of George Street; thence West along the North line of George Street 100 feet to place of beginning.

HILLSDALE COUNTY

Certain land in Litchfield Village, Hillsdale County, Michigan described as:

Lot 238 of Assessors Plat of the Village of Litchfield.

HURON COUNTY

Certain easement rights located across land in Sebewaing Township, Huron County, Michigan described as:

The North 1/2 of the Northwest 1/4 of Section 15, T15N, R9E.

INGHAM COUNTY

Certain land in Vevay Township, Ingham County, Michigan described as:

A parcel of land 660 feet wide in the Southwest 1/4 of Section 7 lying South of the centerline of Sitts Road as extended to the North-South 1/4 line of said Section 7, T2N, R1W, more particularly described as follows: Commence at the Southwest corner of said Section 7, thence North along the West line of said Section 2502.71 feet to the centerline of Sitts Road; thence South 89 degrees54’45” East along said centerline 2282.38 feet to the place of beginning of this description; thence continuing South 89 degrees54’45” East along said centerline and said centerline extended 660.00 feet to the North-South 1/4 line of said section; thence South 00 degrees07’20” West 1461.71 feet; thence North 89 degrees34’58” West 660.00 feet; thence North 00 degrees07’20” East 1457.91 feet to the centerline of Sitts Road and the place of beginning.

IONIA COUNTY

Certain land in Sebewa Township, Ionia County, Michigan described as:

A strip of land 280 feet wide across that part of the SW 1/4 of the NE 1/4 of Section 15, T5N, R6W, described as follows:

To find the place of beginning of this description commence at the E 1/4 corner of said section; run thence N 00 degrees 05’ 38” W along the East line of said section, 1218.43 feet; thence S 67 degrees 18’ 24” W, 1424.45 feet to the East 1/8 line of said section and the place of beginning of this description; thence continuing S 67 degrees 18’ 24” W, 1426.28 feet to the North and South 1/4 line of said section at a point which said point is 105.82 feet distant N’ly of the center of said section as measured along said North and South 1/4 line of said section; thence N 00 degrees 04’ 47” E along said North and South 1/4 line of said section, 303.67 feet; thence N 67 degrees 18’ 24” E, 1425.78 feet to the East 1/8 line of said section; thence S 00 degrees 00’ 26” E along said East 1/8 line of said section, 303.48 feet to the place of beginning. (Bearings are based on the East line of Section 15, T5N, R6W, from the E 1/4 corner of said section to the Northeast corner of said section assumed as N 00 degrees 05’ 38” W.)

IOSCO COUNTY

Certain land in Alabaster Township, Iosco County, Michigan described as:

A parcel of land in the NW 1/4 of Section 34, T21N, R7E, described as follows: To find the place of beginning of this description commence at the N 1/4 post of said section; run thence South along the North and South 1/4 line of said section, 1354.40 feet to the place of beginning of this description; thence continuing South along the said North and South 1/4 line of said section, 165.00 feet to a point on the said North and South 1/4 line of said section which said point is 1089.00 feet distant North of the center of said section; thence West 440.00 feet; thence North 165.00 feet; thence East 440.00 feet to the said North and South 1/4 line of said section and the place of beginning.

ISABELLA COUNTY

Certain land in Chippewa Township, Isabella County, Michigan described as:

The North 8 rods of the NE 1/4 of the SE 1/4 of Section 29, T14N, R3W.

JACKSON COUNTY

Certain land in Waterloo Township, Jackson County, Michigan described as:

A parcel of land in the North fractional part of the N fractional 1/2 of Section 2, T1S, R2E, described as follows: To find the place of beginning of this description commence at the E 1/4 post of said section; run thence N 01 degrees 03’ 40” E along the East line of said section 1335.45 feet to the North 1/8 line of said section and the place of beginning of this description; thence N 89 degrees 32’ 00” W, 2677.7 feet to the North and South 1/4 line of said section; thence S 00 degrees 59’ 25” W along the North and South 1/4 line of said section 22.38 feet to the North 1/8 line of said section; thence S 89 degrees 59’ 10” W along the North 1/8 line of said section 2339.4 feet to the center line of State Trunkline Highway M-52; thence N 53 degrees 46’ 00” W along the center line of said State Trunkline Highway 414.22 feet to the West line of said section; thence N 00 degrees 55’ 10” E along the West line of said section 74.35 feet; thence S 89 degrees 32’ 00” E, 5356.02 feet to the East line of said section; thence S 01 degrees 03’ 40” W along the East line of said section 250 feet to the place of beginning.

KALAMAZOO COUNTY

Certain land in Alamo Township, Kalamazoo County, Michigan described as:

The South 350 feet of the NW 1/4 of the NW 1/4 of Section 16, T1S, R12W, being more particularly described as follows: To find the place of beginning of this description, commence at the Northwest corner of said section; run thence S 00 degrees 36’ 55” W along the West line of said section 971.02 feet to the place of beginning of this description; thence continuing S 00 degrees 36’ 55” W along said West line of said section 350.18 feet to the North 1/8 line of said section; thence S 87 degrees 33’ 40” E along the said North 1/8 line of said section 1325.1 feet to the West 1/8 line of said section; thence N 00 degrees 38’ 25” E along the said West 1/8 line of said section 350.17 feet; thence N 87 degrees 33’ 40” W, 1325.25 feet to the place of beginning.

KALKASKA COUNTY

Certain land in Kalkaska Township, Kalkaska County, Michigan described as:

The NW 1/4 of the SW 1/4 of Section 4, T27N, R7W, excepting therefrom all mineral, coal, oil and gas and such other rights as were reserved unto the State of Michigan in that certain deed running from the Department of Conservation for the State of Michigan to George Welker and Mary Welker, his wife, dated October 9, 1934 and recorded December 28, 1934 in Liber 39 on page 291 of Kalkaska County Records, and subject to easement for pipeline purposes as granted to Michigan Consolidated Gas Company by first party herein on April 4, 1963 and recorded June 21, 1963 in Liber 91 on page 631 of Kalkaska County Records.

KENT COUNTY

Certain land in Caledonia Township, Kent County, Michigan described as:

A parcel of land in the Northwest fractional 1/4 of Section 15, T5N, R10W, described as follows: To find the place of beginning of this description commence at the North 1/4 corner of said section, run thence S 0 degrees 59’ 26” E along the North and South 1/4 line of said section 2046.25 feet to the place of beginning of this description, thence continuing S 0 degrees 59’ 26” E along said North and South 1/4 line of said section 332.88 feet, thence S 88 degrees 58’ 30” W 2510.90 feet to a point herein designated “Point A” on the East bank of the Thornapple River, thence continuing S 88 degrees 53’ 30” W to the center thread of the Thornapple River, thence NW’ly along the center thread of said Thornapple River to a point which said point is S 88 degrees 58’ 30” W of a point on the East bank of the Thornapple River herein designated “Point B”, said “Point B” being N 23 degrees 41’ 35” W 360.75 feet from said above-described “Point A”, thence N 88 degrees 58’ 30” E to said “Point B”, thence continuing N 88 degrees 58’ 30” E 2650.13 feet to the place of beginning. (Bearings are based on the East line of Section 15, T5N, R10W between the East 1/4 corner of said section and the Northeast corner of said section assumed as N 0 degrees 59’ 55” W.)

LAKE COUNTY

Certain land in Pinora and Cherry Valley Townships, Lake County, Michigan described as:

A strip of land 50 feet wide East and West along and adjoining the West line of highway on the East side of the North 1/2 of Section 13 T18N, R12W. Also a strip of land 100 feet wide East and West along and adjoining the East line of the highway on the West side of following described land: The South 1/2 of NW 1/4, and the South 1/2 of the NW 1/4 of the SW 1/4, all in Section 6, T18N, R11W.

LAPEER COUNTY

Certain land in Hadley Township, Lapeer County, Michigan described as:

The South 825 feet of the W 1/2 of the SW 1/4 of Section 24, T6N, R9E, except the West 1064 feet thereof.

LEELANAU COUNTY

Certain land in Cleveland Township, Leelanau County, Michigan described as:

The North 200 feet of the West 180 feet of the SW 1/4 of the SE 1/4 of Section 35, T29N, R13W.

LENAWEE COUNTY

Certain land in Madison Township, Lenawee County, Michigan described as:

A strip of land 165 feet wide off the West side of the following described premises: The E 1/2 of the SE 1/4 of Section 12. The E 1/2 of the NE 1/4 and the NE 1/4 of the SE 1/4 of Section 13, being all in T7S, R3E, excepting therefrom a parcel of land in the E 1/2 of the SE 1/4 of Section 12, T7S, R3E, beginning at the Northwest corner of said E 1/2 of the SE 1/4 of Section 12, running thence East 4 rods, thence South 6 rods, thence West 4 rods, thence North 6 rods to the place of beginning.

LIVINGSTON COUNTY

Certain land in Cohoctah Township, Livingston County, Michigan described as:

Parcel 1

The East 390 feet of the East 50 rods of the SW 1/4 of Section 30, T4N, R4E.

Parcel 2

A parcel of land in the NW 1/4 of Section 31, T4N, R4E, described as follows: To find the place of beginning of this description commence at the N 1/4 post of said section; run thence N 89 degrees 13’ 06” W along the North line of said section, 330 feet to the place of beginning of this description; running thence S 00 degrees 52’ 49” W, 2167.87 feet; thence N 88 degrees 59’ 49” W, 60 feet; thence N 00 degrees 52’ 49” E, 2167.66 feet to the North line of said section; thence S 89 degrees 13’ 06” E along said North line of said section, 60 feet to the place of beginning.

MACOMB COUNTY

Certain land in Macomb Township, Macomb County, Michigan described as:

A parcel of land commencing on the West line of the E 1/2 of the NW 1/4 of fractional Section 6, 20 chains South of the NW corner of said E 1/2 of the NW 1/4 of Section 6; thence South on said West line and the East line of A. Henry Kotner’s Hayes Road Subdivision #15, according to the recorded plat thereof, as recorded in Liber 24 of Plats, on page 7, 24.36 chains to the East and West 1/4 line of said Section 6; thence East on said East and West 1/4 line 8.93 chains; thence North parallel with the said West line of the E 1/2 of the NW 1/4 of Section 6, 24.36 chains; thence West 8.93 chains to the place of beginning, all in T3N, R13E.

MANISTEE COUNTY

Certain land in Manistee Township, Manistee County, Michigan described as:

A parcel of land in the SW 1/4 of Section 20, T22N, R16W, described as follows: To find the place of beginning of this description, commence at the Southwest corner of said section; run thence East along the South line of said section 832.2 feet to the place of beginning of this description; thence continuing East along said South line of said section 132 feet; thence North 198 feet; thence West 132 feet; thence South 198 feet to the place of beginning, excepting therefrom the South 2 rods thereof which was conveyed to Manistee Township for highway purposes by a Quitclaim Deed dated June 13, 1919 and recorded July 11, 1919 in Liber 88 of Deeds on page 638 of Manistee County Records.

MASON COUNTY

Certain land in Riverton Township, Mason County, Michigan described as:

Parcel 1

The South 10 acres of the West 20 acres of the S 1/2 of the NE 1/4 of Section 22, T17N, R17W.

Parcel 2

A parcel of land containing 4 acres of the West side of highway, said parcel of land being described as commencing 16 rods South of the Northwest corner of the NW 1/4 of the SW 1/4 of Section 22, T17N, R17W, running thence South 64 rods, thence NE’ly and N’ly and NW’ly along the W’ly line of said highway to the place of beginning, together with any and all right, title, and interest of Howard C. Wicklund and Katherine E. Wicklund in and to that portion of the hereinbefore mentioned highway lying adjacent to the E’ly line of said above described land.

MECOSTA COUNTY

Certain land in Wheatland Township, Mecosta County, Michigan described as:

A parcel of land in the SW 1/4 of the SW 1/4 of Section 16, T14N, R7W, described as beginning at the Southwest corner of said section; thence East along the South line of Section 133 feet; thence North parallel to the West section line 133 feet; thence West 133 feet to the West line of said Section; thence South 133 feet to the place of beginning.

MIDLAND COUNTY

Certain land in Ingersoll Township, Midland County, Michigan described as:

The West 200 feet of the W 1/2 of the NE 1/4 of Section 4, T13N, R2E.

MISSAUKEE COUNTY

Certain land in Norwich Township, Missaukee County, Michigan described as:

A parcel of land in the NW 1/4 of the NW 1/4 of Section 16, T24N, R6W, described as follows: Commencing at the Northwest corner of said section, running thence N 89 degrees 01’ 45” E along the North line of said section 233.00 feet; thence South 233.00 feet; thence S 89 degrees 01’ 45” W, 233.00 feet to the West line of said section; thence North along said West line of said section 233.00 feet to the place of beginning. (Bearings are based on the West line of Section 16, T24N, R6W, between the Southwest and Northwest corners of said section assumed as North.)

MONROE COUNTY

Certain land in Whiteford Township, Monroe County, Michigan described as:

A parcel of land in the SW1/4 of Section 20, T8S, R6E, described as follows: To find the place of beginning of this description commence at the S 1/4 post of said section; run thence West along the South line of said section 1269.89 feet to the place of beginning of this description; thence continuing West along said South line of said section 100 feet; thence N 00 degrees 50’ 35” E, 250 feet; thence East 100 feet; thence S 00 degrees 50’ 35” W parallel with and 16.5 feet distant W’ly of as measured perpendicular to the West 1/8 line of said section, as occupied, a distance of 250 feet to the place of beginning.

MONTCALM COUNTY

Certain land in Crystal Township, Montcalm County, Michigan described as:

The N 1/2 of the S 1/2 of the SE 1/4 of Section 35, T10N, R5W.

MONTMORENCY COUNTY

Certain land in the Village of Hillman, Montmorency County, Michigan described as:

Lot 14 of Hillman Industrial Park, being a subdivision in the South 1/2 of the Northwest 1/4 of Section 24, T31N, R4E, according to the plat thereof recorded in Liber 4 of Plats on Pages 32-34, Montmorency County Records.

MUSKEGON COUNTY

Certain land in Casnovia Township, Muskegon County, Michigan described as:

The West 433 feet of the North 180 feet of the South 425 feet of the SW 1/4 of Section 3, T10N, R13W.

NEWAYGO COUNTY

Certain land in Ashland Township, Newaygo County, Michigan described as:

The West 250 feet of the NE 1/4 of Section 23, T11N, R13W.

OAKLAND COUNTY

Certain land in Wixcom City, Oakland County, Michigan described as:

The E 75 feet of the N 160 feet of the N 330 feet of the W 526.84 feet of the NW 1/4 of the NW 1/4 of Section 8, T1N, R8E, more particularly described as follows: Commence at the NW corner of said Section 8, thence N 87 degrees 14’ 29” E along the North line of said Section 8 a distance of 451.84 feet to the place of beginning for this description; thence continuing N 87 degrees 14’ 29” E along said North section line a distance of 75.0 feet to the East line of the West 526.84 feet of the NW 1/4 of the NW 1/4 of said Section 8; thence S 02 degrees 37’ 09” E along said East line a distance of 160.0 feet; thence S 87 degrees 14’ 29” W a distance of 75.0 feet; thence N 02 degrees 37’ 09” W a distance of 160.0 feet to the place of beginning.

OCEANA COUNTY

Certain land in Crystal Township, Oceana County, Michigan described as:

The East 290 feet of the SE 1/4 of the NW 1/4 and the East 290 feet of the NE 1/4 of the SW 1/4, all in Section 20, T16N, R16W.

OGEMAW COUNTY

Certain land in West Branch Township, Ogemaw County, Michigan described as:

The South 660 feet of the East 660 feet of the NE 1/4 of the NE 1/4 of Section 33, T22N, R2E.

OSCEOLA COUNTY

Certain land in Hersey Township, Osceola County, Michigan described as:

A parcel of land in the North 1/2 of the Northeast 1/4 of Section 13, T17N, R9W, described as commencing at the Northeast corner of said Section; thence West along the North Section line 999 feet to the point of beginning of this description; thence S 01 degrees 54’ 20” E 1327.12 feet to the North 1/8 line; thence S 89 degrees 17’ 05” W along the North 1/8 line 330.89 feet; thence N 01 degrees 54’ 20” W 1331.26 feet to the North Section line; thence East along the North Section line 331 feet to the point of beginning.

OSCODA COUNTY

Certain land in Comins Township, Oscoda County, Michigan described as:

The East 400 feet of the South 580 feet of the W 1/2 of the SW 1/4 of Section 15, T27N, R3E.

OTSEGO COUNTY

Certain land in Corwith Township, Otsego County, Michigan described as:

Part of the NW 1/4 of the NE 1/4 of Section 28, T32N, R3W, described as: Beginning at the N 1/4 corner of said section; running thence S 89 degrees 04’ 06” E along the North line of said section, 330.00 feet; thence S 00 degrees 28’ 43” E, 400.00 feet; thence N 89 degrees 04’ 06” W, 330.00 feet to the North and South 1/4 line of said section; thence N 00 degrees 28’ 43” W along the said North and South 1/4 line of said section, 400.00 feet to the point of beginning; subject to the use of the N’ly 33.00 feet thereof for highway purposes.

OTTAWA COUNTY

Certain land in Robinson Township, Ottawa County, Michigan described as:

The North 660 feet of the West 660 feet of the NE 1/4 of the NW 1/4 of Section 26, T7N, R15W.

PRESQUE ISLE COUNTY

Certain land in Belknap and Pulawski Townships, Presque Isle County, Michigan described as:

Part of the South half of the Northeast quarter, Section 24, T34N, R5E, and part of the Northwest quarter, Section 19, T34N, R6E, more fully described as: Commencing at the East 1/4 corner of said Section 24; thence N 00 degrees15’47” E, 507.42 feet, along the East line of said Section 24 to the point of beginning; thence S 88 degrees15’36” W, 400.00 feet, parallel with the North 1/8 line of said Section 24; thence N 00 degrees15’47” E, 800.00 feet, parallel with said East line of Section 24; thence N 88 degrees15’36”E, 800.00 feet, along said North 1/8 line of Section 24 and said line extended; thence S 00 degrees15’47” W, 800.00 feet, parallel with said East line of Section 24; thence S 88 degrees15’36” W, 400.00 feet, parallel with said North 1/8 line of Section 24 to the point of beginning.

Together with a 33 foot easement along the West 33 feet of the Northwest quarter lying North of the North 1/8 line of Section 24, Belknap Township, extended, in Section 19, T34N, R6E.

ROSCOMMON COUNTY

Certain land in Gerrish Township, Roscommon County, Michigan described as:

A parcel of land in the NW 1/4 of Section 19, T24N, R3W, described as follows: To find the place of beginning of this description commence at the Northwest corner of said section, run thence East along the North line of said section 1,163.2 feet to the place of beginning of this description (said point also being the place of intersection of the West 1/8 line of said section with the North line of said section), thence S 01 degrees 01’ E along said West 1/8 line 132 feet, thence West parallel with the North line of said section 132 feet, thence N 01 degrees 01’ W parallel with said West 1/8 line of said section 132 feet to the North line of said section, thence East along the North line of said section 132 feet to the place of beginning.

SAGINAW COUNTY

Certain land in Chapin Township, Saginaw County, Michigan described as:

A parcel of land in the SW 1/4 of Section 13, T9N, R1E, described as follows: To find the place of beginning of this description commence at the Southwest corner of said section; run thence North along the West line of said section 1581.4 feet to the place of beginning of this description; thence continuing North along said West line of said section 230 feet to the center line of a creek; thence S 70 degrees 07’ 00” E along said center line of said creek 196.78 feet; thence South 163.13 feet; thence West 185 feet to the West line of said section and the place of beginning.

SANILAC COUNTY

Certain easement rights located across land in Minden Township, Sanilac County, Michigan described as:

The Southeast 1/4 of the Southeast 1/4 of Section 1, T14N, R14E, excepting therefrom the South 83 feet of the East 83 feet thereof.

SHIAWASSEE COUNTY

Certain land in Burns Township, Shiawassee County, Michigan described as:

The South 330 feet of the E 1/2 of the NE 1/4 of Section 36, T5N, R4E.

ST. CLAIR COUNTY

Certain land in Ira Township, St. Clair County, Michigan described as:

The N 1/2 of the NW 1/4 of the NE 1/4 of Section 6, T3N, R15E.

ST. JOSEPH COUNTY

Certain land in Mendon Township, St. Joseph County, Michigan described as:

The North 660 feet of the West 660 feet of the NW 1/4 of SW 1/4, Section 35, T5S, R10W.

TUSCOLA COUNTY

Certain land in Millington Township, Tuscola County, Michigan described as:

A strip of land 280 feet wide across the East 96 rods of the South 20 rods of the N 1/2 of the SE 1/4 of Section 34, T10N, R8E, more particularly described as commencing at the Northeast corner of Section 3, T9N, R8E, thence S 89 degrees 55’ 35” W along the South line of said Section 34 a distance of 329.65 feet, thence N 18 degrees 11’ 50” W a distance of 1398.67 feet to the South 1/8 line of said Section 34 and the place of beginning for this description; thence continuing N 18 degrees 11’ 50” W a distance of 349.91 feet; thence N 89 degrees 57’ 01” W a distance of 294.80 feet; thence S 18 degrees 11’ 50” E a distance of 350.04 feet to the South 1/8 line of said Section 34; thence S 89 degrees 58’ 29” E along the South 1/8 line of said section a distance of 294.76 feet to the place of beginning.

VAN BUREN COUNTY

Certain land in Covert Township, Van Buren County, Michigan described as:

All that part of the West 20 acres of the N 1/2 of the NE fractional 1/4 of Section 1, T2S, R17W, except the West 17 rods of the North 80 rods, being more particularly described as follows: To find the place of beginning of this description commence at the N 1/4 post of said section; run thence N 89 degrees 29’ 20” E along the North line of said section 280.5 feet to the place of beginning of this description; thence continuing N 89 degrees 29’ 20” E along said North line of said section 288.29 feet; thence S 00 degrees 44’ 00” E, 1531.92 feet; thence S 89 degrees 33’ 30” W, 568.79 feet to the North and South 1/4 line of said section; thence N 00 degrees 44’ 00” W along said North and South 1/4 line of said section 211.4 feet; thence N 89 degrees 29’ 20” E, 280.5 feet; thence N 00 degrees 44’ 00” W, 1320 feet to the North line of said section and the place of beginning.

WASHTENAW COUNTY

Certain land in Manchester Township, Washtenaw County, Michigan described as:

A parcel of land in the NE 1/4 of the NW 1/4 of Section 1, T4S, R3E, described as follows: To find the place of beginning of this description commence at the Northwest corner of said section; run thence East along the North line of said section 1355.07 feet to the West 1/8 line of said section; thence S 00 degrees 22’ 20” E along said West 1/8 line of said section 927.66 feet to the place of beginning of this description; thence continuing S 00 degrees 22’ 20” E along said West 1/8 line of said section 660 feet to the North 1/8 line of said section; thence N 86 degrees 36’ 57” E along said North 1/8 line of said section 660.91 feet; thence N 00 degrees22’ 20” W, 660 feet; thence S 86 degrees 36’ 57” W, 660.91 feet to the place of beginning.

WAYNE COUNTY

Certain land in Livonia City, Wayne County, Michigan described as:

Commencing at the Southeast corner of Section 6, T1S, R9E; thence North along the East line of Section 6 a distance of 253 feet to the point of beginning; thence continuing North along the East line of Section 6 a distance of 50 feet; thence Westerly parallel to the South line of Section 6, a distance of 215 feet; thence Southerly parallel to the East line of Section 6 a distance of 50 feet; thence easterly parallel with the South line of Section 6 a distance of 215 feet to the point of beginning.

WEXFORD COUNTY

Certain land in Selma Township, Wexford County, Michigan described as:

A parcel of land in the NW 1/4 of Section 7, T22N, R10W, described as beginning on the North line of said section at a point 200 feet East of the West line of said section, running thence East along said North section line 450 feet, thence South parallel with said West section line 350 feet, thence West parallel with said North section line 450 feet, thence North parallel with said West section line 350 feet to the place of beginning.

SECTION 14. The Company is a transmitting utility under Section 9501(2) of the Michigan Uniform Commercial Code (M.C.L. 440.9501(2)) as defined in M.C.L. 440.9102(1)(aaaa).

IN WITNESS WHEREOF, said Consumers Energy Company has caused this Supplemental Indenture to be executed in its corporate name by its Chairman of the Board, President, a Vice President or its Treasurer and its corporate seal to be hereunto affixed and to be attested by its Secretary or an Assistant Secretary, and said The Bank of New York Mellon, as Trustee as aforesaid, to evidence its acceptance hereof, has caused this Supplemental Indenture to be executed in its corporate name by a Vice President and its corporate seal to be hereunto affixed and to be attested by an authorized signatory, in several counterparts, all as of the day and year first above written.

CONSUMERS ENERGY COMPANY
(SEAL)	By:

Laura L. Mountcastle Attest:		Vice President and Treasurer

Joyce H. Norkey
Assistant Secretary

Signed, sealed and delivered
by CONSUMERS ENERGY COMPANY
in the presence of

Kimberly C. Wilson

Denise J. Lehrke STATE OF MICHIGAN COUNTY OF JACKSON	) ss. )

The foregoing instrument was acknowledged before me this        day of        2010, by Laura L. Mountcastle, Vice President and Treasurer of CONSUMERS ENERGY COMPANY, a Michigan corporation, on behalf of the corporation.

[Seal]	Margaret Hillman, Notary Public State of Michigan, County of Jackson

My Commission Expires: 06/14/
Acting in the County of Jackson

(SEAL)	THE BANK OF NEW YORK MELLON, AS TRUSTEE By:

L. O’Brien

Attest: Vice President

Signed, sealed and delivered
by THE BANK OF NEW YORK MELLON
in the presence of

STATE OF NEW YORK COUNTY OF NEW YORK	) ss. )

The foregoing instrument was acknowledged before me this        day of      , 2010, by L. O’Brien, a Vice President of THE BANK OF NEW YORK MELLON, as Trustee, a New York banking corporation, on behalf of the bank.

Notary Public, State of New York
No.
Qualified in
Certificate Filed in New York County
Commission Expires

Prepared by:	When recorded, return to:
Kimberly C. Wilson One Energy Plaza, EP11-210 Jackson, MI 49201	Consumers Energy Company Business Services Real Estate Dept. Attn: Carrie Main, EP7-437 One Energy Plaza Jackson, MI 49201

Exhibit 4.4(a)

Form of Opinion of Counsel for the Company

1. The Company is a duly organized, validly existing corporation in good standing under the laws of the State of Michigan.

2. All legally required corporate proceedings in connection with the authorization, issuance and validity of the Bonds and the sale of the Bonds by the Company in accordance with the Bond Purchase Agreement have been taken and an appropriate order has been entered by the Federal Energy Regulatory Commission under the Federal Power Act granting authority for the issuance and sale of the Bonds and such order is in full force and effect; and no other approval, authorization, consent or order of any governmental regulatory body is required with respect to the issuance and sale of the Bonds except such as have been obtained (other than in connection with or in compliance with the provisions of the securities or blue sky laws of any state, as to which I express no opinion).

3. The Bond Purchase Agreement has been duly authorized, executed and delivered by the Company and will be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors’ rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity).

4. The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery of the Indenture by the Trustee, will be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors’ rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity).

5. The Bonds are in the form contemplated by the Indenture, have been duly authorized, executed and delivered by the Company and, assuming the due authentication thereof by the Trustee and upon payment and delivery in accordance with the Bond Purchase Agreement, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors’ rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity); and the Bonds are entitled to the security afforded by the Indenture equally and ratably with all Securities presently outstanding thereunder, and no stamp taxes in respect of the original issue thereof are payable.

6. The issuance and sale of the Bonds in accordance with the terms of the Indenture and the Bond Purchase Agreement do not violate the provisions of the Restated Articles of Incorporation or the Amended and Restated Bylaws of the Company and will not result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other Material agreement or instrument to which the Company is a party.

7. The Company is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

8. The Company has good and marketable title to all its important properties described in the Memorandum and to substantially all other real estate and property specifically described in the Indenture as subject to the Lien of the Indenture except (a) that released or retired in accordance with the provisions of the Indenture, (b) leased offices, garages and service buildings, (c) certain electric substations and gas regulator stations and other facilities erected on sites under leases, easements, permits or contractual arrangements, (d) certain pollution control facilities, which are subject to security interests granted to various municipalities and economic development corporations under installment sales contracts, (e) as to electric and gas transmission and distribution lines, many of such properties are constructed on rights-of-way by virtue of franchises or pursuant to easements only, and (f) as to certain gas storage fields, the Company’s interest in certain of the gas rights and rights of storage and other rights incidental thereto are in the nature of an easement or leasehold interest only; the Indenture constitutes, as security for the Bonds, a valid direct first mortgage Lien on the real estate, property and franchises, subject only to excepted encumbrances as defined in the Indenture and except as otherwise expressly stated in the Indenture and subject to Michigan Compiled Laws Annotated Section 324.20138, which provides under certain circumstances for the creation of priority Liens on property of the Company in favor of the State of Michigan covering reimbursement for any expense incurred in a response activity under the Michigan Environmental Response Act; the Indenture is effective to create the Lien intended to be created by the Indenture; and real estate, property or franchises in the State of Michigan described in the Indenture, hereafter acquired by the Company, will become subject to the Lien of the Indenture, at the time of acquisition, subject to Liens existing thereon at the time of acquisition, subject to excepted encumbrances, subject to any necessary filing and recording before the intervention of any Lien not expressly excepted thereby and subject to the qualification above with respect to the enforceability of the Indenture.

9. All of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

10. To my knowledge, there is no litigation pending or threatened that would reasonably be expected to have a Material Adverse Effect (except as disclosed in the Disclosure Documents), question the validity of the Bond Purchase Agreement, the Indenture or the Bonds or impair the ability of the Company to issue and deliver the Bonds or to comply with the provisions of the Bond Purchase Agreement or the Indenture.

11. The issuance of the Bonds and the application of the proceeds thereof will not result in a violation of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

12. Based upon the representations, warranties and agreements of the Purchasers in Section 6 of the Bond Purchase Agreements, it is not necessary in connection with the offer, sale and delivery of the Bonds to the Purchasers under the Bond Purchase Agreements to register the offering and/or sale of the Bonds under the Securities Act, or to qualify an indenture under the Trust Indenture Act, it being understood that no opinion is expressed as to any subsequent resale of any Bond.

Exhibit 4.4(b)
Form of Opinion of Special Counsel for the Purchasers

1. The Bond Purchase Agreement constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms.

2. It is not necessary in connection with the offer, sale and delivery of the Bonds to the Purchasers under the Bond Purchase Agreements to register the offering or sale of the Bonds under the Securities Act or to qualify an indenture under the Trust Indenture Act.